UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2017

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Core Plus Bond Fund for the six-month reporting period ended June 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2016 U.S. gross domestic product (“GDP”)i growth was a revised 1.8%. GDP growth then decelerated to revised 1.2% during the first quarter of 2017. Finally, the U.S. Department of Commerce’s initial estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The acceleration in growth reflected a smaller decrease in private inventory investment, an acceleration in personal consumption expenditures and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on June 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed moderately declined over the period. In June 2017, 24.3% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its July 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in global growth anticipated in the April World Economic Outlook remains on track, with global output projected to grow by 3.5 percent in 2017 and 3.6 percent in 2018. The unchanged global growth projections mask somewhat different contributions at the country level. U.S. growth projections are lower than in April, primarily reflecting the assumption that fiscal policy will be less expansionary going forward than previously anticipated. Growth has been revised up for Japan and especially the euro area, where positive surprises to activity in late 2016 and early 2017 point to solid momentum. China’s growth projections have also been revised up, reflecting a strong first quarter of 2017 and expectations of continued fiscal support.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.9%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.3% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2015, before the beginning of the reporting period, the European Central Bank (“ECB”)v announced that it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Since that time, the ECB has remained on hold in terms of monetary policy. In other developed countries, in August 2016 the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six

IV	Western Asset Core Plus Bond Fund

months ended June 30, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.20% and ended the period at 1.38%. Their low for the period of 1.12% occurred on February 24, 2017, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.45% and ended the period at 2.31%. Their low of 2.14% occurred on both June 6 and June 26, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned 2.27% during the six months ended June 30, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 4.92% for the six months ended June 30, 2017. The high-yield market began the reporting period on a positive note, as it rallied sharply over the first two months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied from April through June 2017.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Globalxi returned 6.20% during the six months ended June 30, 2017. The asset class posted positive results during the first five months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. The asset class then modestly declined in June 2017.

Performance review

For the six months ended June 30, 2017, Class I shares of Western Asset Core Plus Bond Fund returned 4.64%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 2.27% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned 3.02% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 241 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Core Plus Bond Fund	V

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2017 (unaudited)
(excluding sales charges)	6 months
Western Asset Core Plus Bond Fund[1]:
Class A	4.45%
Class C	4.17%
Class C1	4.25%
Class FI	4.54%
Class R	4.31%
Class I	4.64%
Class IS	4.75%
Bloomberg Barclays U.S. Aggregate Index	2.27%
Lipper Core Plus Debt Funds Category Average	3.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2017 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.37%, 1.77%, 2.09%, 2.47%, 2.19%, 2.85% and 2.87%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A and Class I shares would have been 2.36% and 2.79%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.82%, 1.52%, 1.21%, 0.83%, 1.12%, 0.52% and 0.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total

[1]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

VI	Western Asset Core Plus Bond Fund

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Core Plus Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Western Asset Core Plus Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2017 and December 31, 2016 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2017 and held for the six months ended June 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.45%	$1,000.00	$1,044.50	0.82%	$4.16	Class A	5.00%	$1,000.00	$1,020.73	0.82%	$4.11
Class C	4.17	1,000.00	1,041.70	1.53	7.75	Class C	5.00	1,000.00	1,017.21	1.53	7.65
Class C1	4.25	1,000.00	1,042.50	1.22	6.18	Class C1	5.00	1,000.00	1,018.74	1.22	6.11
Class FI	4.54	1,000.00	1,045.40	0.83	4.21	Class FI	5.00	1,000.00	1,020.68	0.83	4.16
Class R	4.31	1,000.00	1,043.10	1.10	5.57	Class R	5.00	1,000.00	1,019.34	1.10	5.51
Class I	4.64	1,000.00	1,046.40	0.45	2.28	Class I	5.00	1,000.00	1,022.56	0.45	2.26
Class IS	4.75	1,000.00	1,047.50	0.43	2.18	Class IS	5.00	1,000.00	1,022.66	0.43	2.16

2	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

[1]	For the six months ended June 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

4	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 27.5%
Consumer Discretionary — 2.1%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	5,005,000	$5,155,150
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	5,190,000	5,449,500
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	5,520,000	5,727,000
Total Auto Components				16,331,650
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,020,000	1,041,675
Ford Motor Co., Senior Notes	4.750%	1/15/43	6,390,000	6,190,479
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,550,000	1,760,941
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	1,250,000	1,269,796
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,415,960
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	14,018,882
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	3,850,000	3,846,635
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	4,056,806
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	890,000	900,620
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,851,053
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	7,930,000	8,068,561
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	964,111
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	6,860,000	6,957,618
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,672,833	(a)
Total Automobiles				61,015,970
Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	7,380,000	7,665,975	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,310,000	2,528,965
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,430,000	1,499,713	(a)
McDonald’s Corp., Medium-Term Notes	5.350%	3/1/18	310,000	317,730
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	11,225,447
McDonald’s Corp., Senior Notes	3.500%	3/1/27	12,950,000	13,190,054
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	7,970,000	8,221,597	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,330,000	2,424,342	(a)
Total Hotels, Restaurants & Leisure				47,073,823
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	5,640,000	5,843,604
Newell Brands Inc., Senior Notes	3.150%	4/1/21	3,760,000	3,850,669
Newell Brands Inc., Senior Notes	3.850%	4/1/23	10,110,000	10,628,178

See Notes to Financial Statements.

6	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Newell Brands Inc., Senior Notes	4.200%	4/1/26	7,110,000	$7,557,411
Total Household Durables				27,879,862
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	11,943,950
Netflix Inc., Senior Bonds	5.500%	2/15/22	490,000	534,556
Netflix Inc., Senior Bonds	5.875%	2/15/25	2,970,000	3,296,700
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	479,857
Total Internet & Direct Marketing Retail				16,255,063
Media — 1.2%
21st Century Fox America Inc., Senior Debentures	6.750%	1/9/38	200,000	254,098
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,580
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	321,027
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,786,498
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	158,915
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	5,010,000	5,135,250	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	9,327,000	10,092,541
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,221,413
Comcast Corp., Notes	5.875%	2/15/18	65,000	66,713
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,230,912
Comcast Corp., Senior Notes	3.375%	8/15/25	3,940,000	4,046,258
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,825,601
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	258,852
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	73,659
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	2,988,164
Comcast Corp., Senior Notes	6.550%	7/1/39	350,000	476,195
Comcast Corp., Senior Notes	6.400%	3/1/40	1,710,000	2,297,320
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,280,000	4,761,500
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,335,000	3,593,462
DISH DBS Corp., Senior Notes	5.875%	11/15/24	17,019,000	18,222,584
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	18,070,000	18,205,525	(a)(b)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	22,122,650	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	11,230,000	12,110,926
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	10,705,000	11,213,487	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	3,030,000	3,211,800	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	9,160,000	9,972,950	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	15,880,000	17,525,263
Time Warner Cable LLC, Debentures	7.300%	7/1/38	8,925,000	11,441,431

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable LLC, Senior Notes	4.125%	2/15/21	8,351,000	$8,739,522
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	3,295,000	4,045,631
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	8,447,000	9,446,069
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	2,835,209
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,497
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,937,795
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,189,007
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,384,343	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,625,751
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,754,555
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,110,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	1,540,000	1,608,622	(a)
Total Media				218,321,575
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	11,350,000	12,034,405
Specialty Retail — 0.0%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,520,000	1,413,062
Total Consumer Discretionary				400,325,410
Consumer Staples — 2.6%
Beverages — 1.1%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	10,600,000	10,751,029
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	11,940,000	12,310,164
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	45,820,000	47,291,464
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	20,640,000	23,388,340
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	13,629,436
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,103,892
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	26,650,000	26,643,577
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	3,940,000	4,501,623
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,395,000	1,487,028
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	6,830,000	6,983,675	(a)
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	669,291
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,960,978
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,420,611
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	8,365,000	8,061,568
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	5,102,822
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	10,485,000	11,253,383	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,932,134	(a)
Total Beverages				199,491,015

See Notes to Financial Statements.

8	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	$16,480,147
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,447,000	4,631,515
CVS Health Corp., Senior Notes	5.125%	7/20/45	12,810,000	14,742,593
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	331,255	357,805	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	3,894,050	4,369,463
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	10,321,646	11,659,682
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,402,268	2,857,348
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,276,426
Kroger Co., Senior Notes	5.150%	8/1/43	780,000	814,679
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,095,393
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	389,306
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	13,390,000	13,387,135
Total Food & Staples Retailing				74,061,492
Food Products — 0.6%
Danone SA, Senior Bonds	2.589%	11/2/23	20,650,000	20,176,847	(a)
Danone SA, Senior Notes	2.077%	11/2/21	15,860,000	15,662,543	(a)
Danone SA, Senior Notes	2.947%	11/2/26	10,600,000	10,266,089	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	2,963,000	3,177,660	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	9,526,000	10,273,191
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	6,570,000	6,795,772
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	5,630,000	5,798,821
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	2,000,000	1,917,798
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	4,830,000	5,238,570
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	440,000	466,185
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	3,930,000	4,267,638
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	4,280,000	4,208,550
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	90,000	93,150	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	6,470,000	6,736,888	(a)
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,104,732	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,619,075	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	690,000	712,774	(a)
Total Food Products				105,516,283
Household Products — 0.0%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	7,400,000	7,974,240
Tobacco — 0.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	13,446,628
Altria Group Inc., Senior Notes	4.750%	5/5/21	11,110,000	12,124,165
Altria Group Inc., Senior Notes	2.850%	8/9/22	13,720,000	13,943,924

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Altria Group Inc., Senior Notes	5.375%	1/31/44	4,420,000	$5,340,226
Imperial Brands Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,665,303	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,771,699
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,198,446
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	3,085,000	3,289,098
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,160,000	2,410,191
Reynolds American Inc., Senior Notes	3.250%	6/12/20	3,842,000	3,958,248
Reynolds American Inc., Senior Notes	5.850%	8/15/45	17,069,000	20,984,560
Total Tobacco				97,132,488
Total Consumer Staples				484,175,518
Energy — 4.6%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	2,487,000	2,560,165
Ensco PLC, Senior Notes	8.000%	1/31/24	5,622,000	5,312,790
Halliburton Co., Senior Bonds	3.800%	11/15/25	13,610,000	13,972,121
Halliburton Co., Senior Notes	4.850%	11/15/35	5,440,000	5,833,595
Halliburton Co., Senior Notes	5.000%	11/15/45	8,510,000	9,089,327
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	720,000	761,520	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	680,000	651,100
Transocean Inc., Senior Notes	6.000%	3/15/18	970,000	994,250
Total Energy Equipment & Services				39,174,868
Oil, Gas & Consumable Fuels — 4.4%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,060,000	1,102,527
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,993,697
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	8,103,643
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	33,101
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	16,141,000	17,242,220
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	3,960,000	4,432,875
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	12,895,000	15,222,831
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	13,540,000	16,781,855
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,264,270
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	2,100,451
Apache Corp., Senior Notes	5.100%	9/1/40	15,199,000	15,580,875
Apache Corp., Senior Notes	4.750%	4/15/43	5,980,000	6,019,462
Apache Corp., Senior Notes	4.250%	1/15/44	18,548,000	17,440,499
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	23,500,000	24,081,954

See Notes to Financial Statements.

10	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	4,790,000	$4,752,964
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	534,138
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,698,465
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	16,310,000	16,577,859
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	7,160,000	7,273,629
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	6,420,000	6,588,525	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	1,610,000	1,708,613	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,000	5,025
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	4,690,000	4,619,650
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,140,000	2,841,700
Chevron Corp., Senior Notes	2.954%	5/16/26	20,390,000	20,260,829
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	13,826,000	13,929,363
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	35,600,000	35,668,032
Concho Resources Inc., Senior Notes	5.500%	10/1/22	790,000	813,700
Concho Resources Inc., Senior Notes	5.500%	4/1/23	1,299,000	1,341,218
Concho Resources Inc., Senior Notes	4.375%	1/15/25	3,590,000	3,679,750
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,085,918
ConocoPhillips, Notes	6.500%	2/1/39	90,000	118,552
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	11,997
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	890,714
Continental Resources Inc., Senior Notes	4.500%	4/15/23	845,000	809,088
Devon Energy Corp., Senior Notes	3.250%	5/15/22	5,750,000	5,720,968
Devon Energy Corp., Senior Notes	5.850%	12/15/25	11,416,000	12,994,388
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,920,000	10,336,779
Devon Energy Corp., Senior Notes	5.000%	6/15/45	23,090,000	23,413,653
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	60,000	78,041
Ecopetrol SA, Senior Notes	5.875%	5/28/45	27,530,000	25,410,190
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	10,249,032
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,682,000	5,980,424
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	7,330,000	4,343,025
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	13,090,000	13,216,672
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	22,720,000	24,028,286
Kerr-McGee Corp., Notes	6.950%	7/1/24	3,151,000	3,700,642
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	2,689,446
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	12,600,000	13,032,697
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	3,276,000	4,139,442
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	272,125	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	10,464,234

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MPLX LP, Senior Notes	4.875%	6/1/25	8,960,000	$9,516,362
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	16,339,958
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,547
Noble Energy Inc., Senior Notes	5.250%	11/15/43	6,205,000	6,452,145
Noble Energy Inc., Senior Notes	5.050%	11/15/44	1,741,000	1,794,668
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,260,000	2,203,500
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,312,206
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	9,551,034
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	7,460,000	7,273,254
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	6,062,042
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	2,710,000	2,823,812
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	10,210,000	10,194,021
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	55,200,000	56,259,840
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	9,210,000	9,523,140
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	14,259,000	14,565,568
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	7,710,000	8,176,455
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	14,490,000	15,051,487
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	4,350,000	4,830,675
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	3,431,540
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	13,925,800
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	8,454,675
Range Resources Corp., Senior Notes	5.875%	7/1/22	1,440,000	1,468,800	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	8,140,000	7,997,550	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	3,030,000	2,893,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	3,240,000	3,321,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,374,472
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	529,887
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	3,200,216
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	5,334,000	4,293,870
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	10,900,000	11,107,220	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	7,580,000	7,959,963	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	652,284	635,977	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,107,950
Shell International Finance BV, Senior Notes	2.875%	5/10/26	5,450,000	5,384,104
Shell International Finance BV, Senior Notes	6.375%	12/15/38	4,655,000	6,205,985
Shell International Finance BV, Senior Notes	4.550%	8/12/43	6,360,000	6,821,386

See Notes to Financial Statements.

12	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	$14,446,066
Shell International Finance BV, Senior Notes	4.000%	5/10/46	20,780,000	20,570,725
Shell International Finance BV, Senior Notes	3.750%	9/12/46	690,000	654,651
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	17,660,000	18,808,394	(a)
SM Energy Co., Senior Notes	5.000%	1/15/24	1,030,000	916,700
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,007,320
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	14,960,000	19,277,740
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	2,090,000	2,087,387
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	295,000	278,775
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	10,370,000	9,566,325
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	593,810
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	11,863,000	13,820,395
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,790,000	1,848,175
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	342,965
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,907,562
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	900,000	933,750
WPX Energy Inc., Senior Notes	6.000%	1/15/22	270,000	268,650
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,440,000	1,569,600
Total Oil, Gas & Consumable Fuels				825,633,782
Total Energy				864,808,650
Financials — 9.4%
Banks — 6.2%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	9,850,000	10,403,974	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	7/17/17	12,050,000	10,522,662	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	11,870,000	12,923,462	(c)(d)
Bank of America Corp., Senior Notes	6.400%	8/28/17	90,000	90,642
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	1,830,645
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	165,058
Bank of America Corp., Senior Notes	2.600%	1/15/19	8,150,000	8,229,813
Bank of America Corp., Senior Notes	5.625%	7/1/20	14,140,000	15,491,233
Bank of America Corp., Senior Notes	5.875%	1/5/21	15,920,000	17,708,182
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	12,799,295
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	29,552,695
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	242,918
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	14,567,776
Bank of America Corp., Senior Notes	3.875%	8/1/25	13,710,000	14,197,857
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	16,245,519
Bank of America Corp., Senior Notes	5.000%	1/21/44	37,300,000	42,328,152

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	3,050,000	$3,179,970
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	14,630,007
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,379,133
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	12,380,988
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	4,634,116	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,270,000	7,282,497
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	9,790,000	10,343,879	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,530,832	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,270,000	1,370,012
CIT Group Inc., Senior Notes	5.000%	8/1/23	6,880,000	7,430,400
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	6,347,250	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	8,170,000	8,711,262	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	28,020,000	30,059,296	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	6,443,250	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	2,140,000	2,295,685	(c)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	3,380,572
Citigroup Inc., Senior Notes	4.650%	7/30/45	24,812,000	27,089,320
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	19,090,000	19,909,839
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	736,795
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	28,136,533
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	11,834,845
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	36,420,000	37,924,146
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,080,538
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	164,068
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	3,781,867
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	2,032,018
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	2,192,102
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,426,144	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	11,522,000	13,426,010	(a)(c)(d)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	24,060,000	25,963,964
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	26,000,000	27,311,648
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	8,420,000	9,872,526
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	16,980,000	19,017,600	(a)(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	10,440,000	10,962,000	(c)(d)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	26,610,000	27,363,808
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,750,000	1,857,007
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	19,275,000	19,918,053
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,567,836

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	$18,265,868
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,626,039	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	29,410,000	29,869,914	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,367,138
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,474,218
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,906,311
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,271,770
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	20,646
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,299,508
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	20,756,200
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	4,233,331
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	17,670,000	19,758,682
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	111,042	(a)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	16,009,712
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.998%	2/22/22	7,240,000	7,352,278
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,720,769	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,827,669
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	14,253,744
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	16,627,001
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	25,437,239
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	3,560,000	4,033,177	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	21,320,000	24,308,339	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	10,680,000	10,506,130
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	4,880,000	5,120,735	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/31/17	38,301,000	38,559,532	(c)(d)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	13,587,109
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	3,480,000	3,839,206	(c)(d)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,738,605
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	15,045,201
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	30,520,000	29,754,894
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	7,028,969
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,933,114
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	36,290,000	38,057,396
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	9,437,931
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,192,956
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	21,529,269
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	17,929,080
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	3,115,709

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	20,285,000	$21,710,549
Wells Fargo Bank NA, Subordinated Notes	6.000%	11/15/17	3,920,000	3,982,238
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	5,612,000	6,361,202
Total Banks				1,170,228,119
Capital Markets — 1.8%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	935,697
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	5,603,400
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	6,730,000	7,162,227
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	24,115,000	26,647,557
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/31/17	413,000	359,574	(c)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	20,030,000	22,215,533
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,360,808
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	601,818
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	212,439
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	27,819,512
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,356,277
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,834,199
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,343,464
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,623,452
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	10,118,350
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	10,589,171
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	38,719,747
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	25,016,762
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	11,235,568
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	18,841,000	20,976,251
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,551,396	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/31/17	5,550,000	0	*(c)(e)(f)(g)(h)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	*(e)(f)(g)(h)
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000	4,796,472
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	27,101,000	27,704,485
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	32,680,000	33,472,392	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	26,840,000	28,096,407	(a)
Total Capital Markets				338,352,958

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000		$3,063,365
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,690,000		4,538,700
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000		20,989,456
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,500,000		1,583,250
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		67,200
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000		16,557,383
Total Consumer Finance					46,799,354
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000		8,785,903
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	2,590,000		2,750,388
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	1,180,000		1,278,254
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	6,003,498		7,276,245
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000		6,285,973
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	17,167,000		17,312,593
GE Capital International Funding Co., Unlimited Co., Senior Notes	4.418%	11/15/35	5,171,000		5,638,862
ILFC E-Capital Trust II, Bonds	4.590%	12/21/65	2,870,000		2,755,200	(a)(d)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	8,880,000		10,945,133
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	3,540,000		4,005,372
Magnolia Finance X Ltd.	3.065%	12/3/20	44,299,723	GBP	56,544,196	(a)(h)
Magnolia Finance X Ltd.	4.332%	12/3/20	14,570,341	GBP	18,597,593	(a)(h)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,510,000		2,633,166	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,590,000		4,805,730	(a)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	1,868,000		1,880,917
Total Diversified Financial Services					151,495,525
Insurance — 0.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	446,000		482,884	(d)
American International Group Inc., Senior Notes	3.750%	7/10/25	26,460,000		26,996,794
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000		4,125,301
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000		5,549,798
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000		12,060,390	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,493,000		6,358,148
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000		6,855,106
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000		325,709

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	24,000	$32,928	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	8,700,443	(a)
Total Insurance				71,487,501
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	5,150,000	5,343,125	(a)
Total Financials				1,783,706,582
Health Care — 2.1%
Biotechnology — 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	9,430,000	9,635,140
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000	1,546,138
Amgen Inc., Senior Notes	4.663%	6/15/51	1,933,000	2,056,239
Celgene Corp., Senior Notes	3.550%	8/15/22	4,650,000	4,846,360
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,282,214
Celgene Corp., Senior Notes	3.875%	8/15/25	9,250,000	9,676,601
Celgene Corp., Senior Notes	5.250%	8/15/43	3,712,000	4,175,911
Celgene Corp., Senior Notes	5.000%	8/15/45	3,960,000	4,476,447
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	399,000	415,154
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	5,136,170
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,560,000	1,605,931
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	6,165,000	6,784,317
Gilead Sciences Inc., Senior Notes	4.150%	3/1/47	7,660,000	7,715,198
Total Biotechnology				60,351,820
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	11,610,000	11,874,487
Abbott Laboratories, Senior Notes	4.750%	11/30/36	6,660,000	7,272,234
Abbott Laboratories, Senior Notes	4.900%	11/30/46	10,150,000	11,224,540
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	18,160,000	18,228,808
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	3,922,000	3,992,522
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,880,000	2,977,465
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,042,032
Medtronic Inc., Senior Notes	3.500%	3/15/25	26,870,000	27,980,080
Total Health Care Equipment & Supplies				84,592,168
Health Care Providers & Services — 0.7%
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,609,016
Anthem Inc., Notes	7.000%	2/15/19	1,895,000	2,039,780
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,223,778
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,384,412

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	5,440,000	$5,451,206
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	7,100,000	7,127,946
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,277,189
Centene Corp., Senior Notes	4.750%	5/15/22	5,890,000	6,177,137
Centene Corp., Senior Notes	6.125%	2/15/24	2,860,000	3,099,325
Centene Corp., Senior Notes	4.750%	1/15/25	3,970,000	4,089,100
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	5,140,000	5,718,250	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	822,900	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,045,000	2,246,944	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	15,833,775
HCA Inc., Notes	7.690%	6/15/25	723,000	842,295
HCA Inc., Senior Notes	7.500%	2/15/22	738,000	851,468
HCA Inc., Senior Secured Notes	6.500%	2/15/20	4,150,000	4,539,062
HCA Inc., Senior Secured Notes	5.250%	4/15/25	330,000	355,575
HCA Inc., Senior Secured Notes	5.250%	6/15/26	3,750,000	4,053,750
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	252,151
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,515,559
Humana Inc., Senior Notes	3.950%	3/15/27	8,340,000	8,708,711
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,711,383
Humana Inc., Senior Notes	4.950%	10/1/44	2,476,000	2,791,440
Humana Inc., Senior Notes	4.800%	3/15/47	600,000	663,881
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	10,300,000	10,513,272
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	5,450,000	5,797,437
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,550,000	1,553,875
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,530,611
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,159,708
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	12,796,920
Total Health Care Providers & Services				128,737,856
Pharmaceuticals — 0.6%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	7,230,000	7,460,594
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	10,140,000	10,505,273
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	2,390,000	2,558,615
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	1,042,000	1,129,223
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	6,100,000	6,167,606
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,469,304
Johnson & Johnson, Senior Notes	3.625%	3/3/37	29,750,000	31,174,013
Mallinckrodt International Finance SA, Senior Notes	5.500%	4/15/25	50,000	44,000	(a)
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	6,700,000	6,685,300

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	$7,494
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,873,000	1,816,810	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	220,000	217,525	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	120,000	116,850	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	14,472,000	14,074,020	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	2,160,000	1,960,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,430,000	1,220,848	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	4,949,000	4,268,513	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	6,981,000	5,933,850	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	2,140,000	2,249,675	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	5,760,000	6,069,600	(a)
Wyeth LLC, Notes	5.950%	4/1/37	5,098,000	6,602,772
Total Pharmaceuticals				120,732,085
Total Health Care				394,413,929
Industrials — 1.2%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	8,951,966
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,424,310
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	2,269,000	2,324,252
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	13,115,000	13,614,170
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,647,620
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,685,251
United Technologies Corp., Senior Notes	4.500%	6/1/42	5,359,000	5,865,292
Total Aerospace & Defense				41,512,861
Airlines — 0.1%
Air 2 U.S., Notes	8.027%	10/1/19	1,144,737	1,194,104	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,626,094	9,531,834
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	2,002	2,040
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	32,097	34,664
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	9,079,262	10,452,501
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,516,221	2,629,451
Total Airlines				23,844,594
Commercial Services & Supplies — 0.3%
Cintas Corp., Senior Notes	2.900%	4/1/22	7,980,000	8,113,521

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Cintas Corp., Senior Notes	3.700%	4/1/27	7,500,000	$7,749,765
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,486,000	1,422,845
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	7,130,000	7,317,163	(a)
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	1,600,000	1,670,000
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	1,000,000	1,042,000
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,102,500
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	5,330,000	5,603,163
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	3,060,000	3,270,375
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	630,000	650,475
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,559,766
Waste Management Inc., Senior Notes	3.500%	5/15/24	4,440,000	4,631,719
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,690,703
West Corp., Senior Notes	5.375%	7/15/22	10,930,000	11,066,625	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	3,000,000	3,063,750	(a)
Total Commercial Services & Supplies				61,954,370
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,498,030
Eaton Corp., Senior Notes	1.500%	11/2/17	3,900,000	3,901,077
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	25,363,529
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,767,106
Total Electrical Equipment				37,529,742
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	4.375%	9/16/20	1,184,000	1,271,451
General Electric Co., Senior Notes	4.650%	10/17/21	410,000	451,905
General Electric Co., Senior Notes	5.875%	1/14/38	2,460,000	3,189,764
General Electric Co., Senior Notes	6.875%	1/10/39	27,244,000	39,567,823
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	9,644,088
General Electric Co., Subordinated Notes	5.300%	2/11/21	4,382,000	4,848,425
Total Industrial Conglomerates				58,973,456
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	5,268,000	5,320,322
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,482,126
Total Machinery				7,802,448
Total Industrials				231,617,471
Information Technology — 1.6%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	3,720,000	3,720,000	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Communications Equipment — continued
Harris Corp., Senior Notes	4.854%	4/27/35	2,988,000	$3,281,511
Harris Corp., Senior Notes	5.054%	4/27/45	6,087,000	6,858,187
Total Communications Equipment				13,859,698
IT Services — 0.4%
First Data Corp., Senior Notes	7.000%	12/1/23	1,191,000	1,274,370	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	21,169,000	21,850,218	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	26,557,539
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	18,109,210
Total IT Services				67,791,337
Semiconductors & Semiconductor Equipment — 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,256,166
Intel Corp., Senior Notes	4.900%	7/29/45	2,850,000	3,319,295
Total Semiconductors & Semiconductor Equipment				7,575,461
Software — 0.6%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	3,120,000	3,367,769	(a)
Microsoft Corp., Senior Bonds	2.400%	8/8/26	36,710,000	35,371,700
Microsoft Corp., Senior Notes	2.875%	2/6/24	19,298,000	19,629,096
Microsoft Corp., Senior Notes	2.700%	2/12/25	4,322,000	4,297,269
Microsoft Corp., Senior Notes	3.300%	2/6/27	27,850,000	28,721,983
Microsoft Corp., Senior Notes	3.450%	8/8/36	770,000	772,058
Microsoft Corp., Senior Notes	4.100%	2/6/37	4,530,000	4,889,193
Microsoft Corp., Senior Notes	3.950%	8/8/56	3,840,000	3,851,939
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,762,777
Total Software				116,663,784
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.450%	8/4/26	30,530,000	29,228,506
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	36,680,000	37,554,671	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	27,891,000	29,429,273	(a)
Total Technology Hardware, Storage & Peripherals				96,212,450
Total Information Technology				302,102,730
Materials — 1.4%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,650,000	2,884,729
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	12,930,000	13,136,880	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	1,311,000	1,371,078
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,668,539
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,086,363
OCP SA, Senior Notes	4.500%	10/22/25	10,510,000	10,628,238	(a)

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	$350,099
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	3,098,000	3,221,920
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	2,950,000	3,086,438
Total Chemicals				40,434,284
Construction Materials — 0.0%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	2,590,000	2,745,400	(a)
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	940,000	989,350	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	4,500,000	4,627,530	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	3,347,620	3,443,864
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	5,190,000	5,397,600	(a)
WestRock RKT Co., Senior Notes	3.500%	3/1/20	2,855,000	2,934,580
WestRock RKT Co., Senior Notes	4.000%	3/1/23	2,250,000	2,359,152
Total Containers & Packaging				19,752,076
Metals & Mining — 1.1%
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	12,605,000	12,699,537	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	9,785,000	10,076,593	(a)
ArcelorMittal SA, Senior Notes	6.750%	2/25/22	3,010,000	3,401,300
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	3,490,000	3,930,613
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	3,540,000	3,834,832
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,590,000	1,815,675
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,988,000	2,146,670
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	8,454,000	10,045,474
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	8,260,000	10,062,349
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	1,587,000	1,620,319
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	8,849,793
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	28,735,000	32,904,161	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,190,000	2,504,813	(a)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	2,002,000	2,064,563
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	6,825,000	6,705,562
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	3,250,000	3,380,000
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	590,000	555,886
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,048,000	3,232,770

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,215,000	$2,788,370
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	18,690,000	18,719,437	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	4,620,000	4,746,717	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	17,390,000	17,144,088	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	24,800,000	24,795,212
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	13,714,000	14,776,835
Total Metals & Mining				202,801,569
Paper & Forest Products — 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	5,720,000	5,966,711
Total Materials				271,700,040
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	24,319,197	(a)
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	2,182,202
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,552,654
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,529,911
AT&T Inc., Senior Notes	3.400%	5/15/25	30,145,000	29,685,892
AT&T Inc., Senior Notes	4.250%	3/1/27	7,870,000	8,152,958
AT&T Inc., Senior Notes	4.350%	6/15/45	10,783,000	10,046,985
AT&T Inc., Senior Notes	4.500%	3/9/48	7,490,000	7,036,421
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	18,910,000	18,941,173	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	5,310,000	8,091,739
CenturyLink Inc., Senior Notes	5.625%	4/1/25	10,000	10,021
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,695,707
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,034,000	4,341,592	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	560,000
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,574,784
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,840,248
Telefonica Emisiones SAU, Senior Notes	5.213%	3/8/47	6,160,000	6,677,113
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	13,270,000	14,309,784
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	8,385,000	9,201,112
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	5,000	5,178
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,560,000	1,531,026
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	27,224,000	30,280,493
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	4,672,000	4,305,851

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	37,145,000	$38,439,132
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	3,010,000	2,634,520
Total Diversified Telecommunication Services				211,626,496
Wireless Telecommunication Services — 0.3%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	2,780,000	3,092,750	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	10,400,000	11,059,776	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	6,521,618
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	3,680,000	3,958,173
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	84,415
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,561,000	4,955,800	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	1,880,000	2,093,850
Sprint Corp., Senior Notes	7.875%	9/15/23	2,900,000	3,342,250
Sprint Corp., Senior Notes	7.625%	2/15/25	18,385,000	21,211,694
Total Wireless Telecommunication Services				56,320,326
Total Telecommunication Services				267,946,822
Utilities — 1.0%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	160,000	206,176
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	8,525,000	11,482,911
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,695,370
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	408,243
Exelon Corp., Bonds	5.625%	6/15/35	426,000	500,685
FirstEnergy Corp., Notes	7.375%	11/15/31	51,356,000	67,729,166
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,318,001
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	19,483,053
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,010,000	15,088,412
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,260,000	1,411,200	(i)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	19,295,000	24,940,215
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,220,611
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	13,533,808
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,528,203
Progress Energy Inc., Senior Notes	6.000%	12/1/39	1,530,000	1,931,585
Total Electric Utilities				173,477,639
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	9,413,000	12,762,654
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp., Senior Notes	7.375%	7/1/21	176,000	202,400
AES Corp., Senior Notes	5.500%	3/15/24	680,000	711,450

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	5,300,000	$5,485,500	(a)
Total Independent Power and Renewable Electricity Producers				6,399,350
Multi-Utilities — 0.0%
Dominion Energy Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,811,666
Total Utilities				197,451,309
Total Corporate Bonds & Notes (Cost — $4,983,816,671)				5,222,567,658

			Face Amount†/Units
Asset-Backed Securities — 3.2%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	2,875,974	2,935,129	(a)
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	17,033,971	16,862,456	(a)
AASET, 2014-1 B	7.375%	12/15/29	10,753,604	10,901,466	(d)
Airspeed Ltd., 2007-1A G1W	1.429%	4/15/24	15,204,065	12,533,501	(a)(d)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	1.786%	9/25/34	17,509	17,545	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	1.302%	9/25/34	2,388,152	2,296,791	(d)
Brazos Student Finance Corp., 2009-1 AS	3.796%	12/27/39	7,100,000	7,507,131	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	2.131%	11/25/34	105,162	99,596	(d)
CIT Mortgage Loan Trust, 2007-1 1M1	2.716%	10/25/37	49,920,000	47,677,763	(a)(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	36,940,000	37,230,976	(a)
Conseco Financial Corp., 1993-2	8.000%	7/15/18	4,685	4,518	(d)
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	116,518	2,132	(d)
Conseco Financial Corp., 1999-3 A9	6.530%	2/1/31	17,768,229	17,578,576	(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	168,479	197,189	(d)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	1.836%	9/25/33	470,971	449,893	(d)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	1.556%	12/25/36	85,443	47,420	(a)(d)
Countrywide Home Equity Loan Trust, 2006-E 2A	1.299%	7/15/36	73,858	65,086	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	1.309%	11/15/36	744,223	629,497	(d)
Countrywide Home Equity Loan Trust, 2006-I 2A	1.299%	1/15/37	8,269,434	7,776,032	(d)
Countrywide Home Equity Loan Trust, 2007-B A	1.309%	2/15/37	10,605,927	10,043,154	(d)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	17,719,888	17,829,418	(a)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	1.524%	10/25/34	6,682,444	6,393,300	(a)(d)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	9,027	9,023
Greenpoint Manufactured Housing, 1999-2 A2	4.659%	3/18/29	4,375,000	4,116,166	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	4.890%	6/19/29	1,750,000	1,690,817	(d)(h)
Greenpoint Manufactured Housing, 2001-2 IA2	4.494%	2/20/32	2,100,000	2,001,979	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.391%	3/13/32	4,175,000	3,989,578	(d)
GSAA Home Equity Trust, 2005-6 A3	1.586%	6/25/35	4,405,836	4,414,051	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	1.616%	10/25/46	7,902,401	6,848,295	(a)(d)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	14,481,000	14,021,464	(a)
HSI Asset Securitization Corp. Trust, 2007-OPT1 1A	1.356%	12/25/36	109,676,672	83,390,453	(d)

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/Units	Value
Asset-Backed Securities — continued
Lehman XS Trust, 2006-2N 1A1	1.476%	2/25/46	17,993,742	$14,650,725	(d)
Long Beach Mortgage Loan Trust, 2006-9 2A3	1.376%	10/25/36	4,380,625	1,911,717	(d)
Morgan Stanley Capital Inc., 2003-HE3 M1	2.236%	10/25/33	456,545	452,891	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	2.066%	3/25/38	64,621,924	40,382,564	(d)
Northstar Education Finance Inc., 2007-1 A5	1.476%	1/29/46	6,475,000	5,991,687	(d)
Northstar Education Finance Inc., 2007-1 A6	1.948%	1/29/46	12,175,000	11,266,842	(d)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	538,976	553,510
Origen Manufactured Housing Contract Trust, 2006-A A2	2.818%	10/15/37	18,368,957	16,296,750	(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.775%	4/15/37	20,780,298	19,383,879	(d)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	3.016%	7/25/35	5,170,576	5,160,645	(d)
Renaissance Home Equity Loan Trust, 2003-4 A3	1.836%	3/25/34	6,534,090	6,414,745	(d)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	15,266,250	11,848,229
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	1.876%	5/25/33	559,659	498,776	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	2.341%	8/25/33	1,449,222	1,374,550	(d)
Residential Asset Mortgage Products Inc., 2006-RZ4 M1	1.566%	10/25/36	15,950,000	12,235,486	(d)
Residential Funding Mortgage Securities II, 2003-HS3	1.506%	8/25/33	18,491	18,215	(d)
Residential Funding Securities Corp., 2002-RP2 A1	2.716%	10/25/32	1,758,662	1,656,891	(a)(d)
SACO I Trust, 2006-3 A3	1.676%	4/25/36	513,748	1,141,208	(d)
SACO I Trust, 2006-5 1A	1.516%	4/25/36	46,715	89,244	(d)
SLM Student Loan Trust, 2008-5 A4	2.856%	7/25/23	15,575,037	16,012,648	(d)
SLM Student Loan Trust, 2008-9 A	2.656%	4/25/23	18,010,569	18,410,863	(d)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	3,899,481	3,840,989	(a)(h)
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	449,923	446,615
Small Business Administration Participation Certificates, 2015-20F 1	2.980%	6/1/35	2,605,305	2,632,617
Small Business Administration Participation Certificates, 2016-20G 1	2.040%	7/1/36	4,897,463	4,758,601
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	63,550,720	(a)(g)(h)
Social Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	16,537,500	(a)(h)
Southern Pacific Secured Assets Corp., 1998-2 A1	1.556%	7/25/29	2,515	2,500	(d)
Structured Asset Securities Corp., 2005-SC1 1A2	7.361%	5/25/31	7,571,262	6,979,887	(a)(d)
Structured Asset Securities Corp., 2006-ARS1 A1	1.436%	2/25/36	1,119,326	77,614	(a)(d)
Total Asset-Backed Securities (Cost — $600,154,290)				604,139,503

			Face Amount†
Collateralized Mortgage Obligations — 11.4%
American Home Mortgage Assets, 2006-3 3A12	1.406%	10/25/46	6,452,783	5,524,845	(d)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	880,000	891,936	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	9,417,657	$9,217,302
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.761%	4/10/49	1,089,597	1,043,504	(d)
Banc of America Commercial Mortgage Trust, 2007-4 AJ	6.158%	2/10/51	7,500,000	7,678,719	(d)
Banc of America Funding Corp., 2004-B 3A2	3.440%	12/20/34	121,332	61,711	(d)
Banc of America Funding Corp., 2015-R2 03A2	1.476%	4/29/37	50,513,000	46,582,705	(a)(d)
Banc of America Funding Corp., 2015-R2 10A1	1.406%	6/29/37	33,972,242	33,104,701	(a)(d)
Banc of America Funding Corp., 2015-R2 3A1	1.476%	4/29/37	18,352,032	18,226,113	(a)(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	3.274%	12/25/34	29,699	28,938	(d)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	33,260,000	28,232,751	(a)(d)(h)
BCAP LLC Trust, 2010-RR9 6A2	6.000%	10/26/35	14,254,124	8,745,490	(a)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	28.314%	7/25/36	4,373,739	7,380,877	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1	1.194%	3/25/37	24,083,512	20,568,762	(d)
BLCP Hotel Trust, 2014-CLMZ M	6.887%	8/15/29	9,933,460	10,058,856	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	2,820,000	1,515,750
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.572%	11/15/21	51,090,000	49,598,989	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	1.416%	10/25/36	606,847	533,286	(a)(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	3,424,768	3,249,761
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.385%	12/10/49	2,160,000	1,281,442	(d)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	7,500,000	7,863,183
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	17,954,000	18,694,642	(d)
Citigroup Commercial Mortgage Trust, 2017-P7 C	4.498%	4/14/50	18,830,000	19,330,821	(d)
Citigroup Mortgage Loan Trust Inc., 2005-05	3.312%	8/25/35	103,413	86,755	(d)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.589%	12/25/35	107,665	86,582	(d)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	1.456%	11/25/36	3,904,449	3,880,249	(d)
Cold Storage Trust, 2017-ICE3 A	2.159%	4/15/36	39,630,000	39,760,945	(a)(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,723,000	1,846,395
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,585,365	(d)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.252%	10/10/46	730,000	754,096	(d)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	1,828,153	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR19 B	4.703%	8/10/47	10,190,000	10,931,107	(d)
Commercial Mortgage Trust, 2007-C9 AJ	5.650%	12/10/49	3,608,878	3,608,498	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.255%	7/10/45	3,000,000	2,236,383	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.252%	10/10/46	1,453,000	1,020,147	(a)(d)
Commercial Mortgage Trust, 2014-CR21 A3	3.528%	12/10/47	590,000	610,454

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Trust, 2014-CR21 C	4.564%	12/10/47	11,948,000	$11,946,019	(d)
Commercial Mortgage Trust, 2015-DC1 B	4.035%	2/10/48	10,670,000	10,818,557	(d)
Commercial Mortgage Trust, 2015-DC1 C	4.498%	2/10/48	3,070,000	3,064,485	(d)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	7,723,719	7,074,689
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	7,062,838	6,183,160
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	1.412%	7/20/46	617,034	380,167	(d)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	23.736%	7/25/36	10,251,126	14,783,374	(d)
Countrywide Alternative Loan Trust, 2006-23CB 2A6, PAC-11	23.536%	8/25/36	3,917,053	5,714,355	(d)
Countrywide Alternative Loan Trust, 2006-43CB 3A3, IO	5.414%	2/25/37	20,371,718	6,109,996	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2006-0A5 1A1	1.416%	4/25/46	2,052,485	1,782,760	(d)
Countrywide Home Loans, 2006-R1 AF2	1.586%	1/25/36	3,123,969	2,830,904	(a)(d)
Countrywide Home Loans, 2006-R2 AS, IO	4.514%	7/25/36	23,707,635	3,052,382	(a)(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.417%	6/15/38	10,419,913	5,678,852	(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	9,196,137	8,567,189
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	12,190,000	11,930,742	(d)
Credit Suisse Mortgage Trust, 2013-11R 2A3	28.851%	5/27/34	13,972,016	21,182,929	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	13,120,000	13,597,168	(a)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	4,290,000	3,761,295	(a)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.705%	8/27/36	31,723,338	32,340,522	(a)(d)
Credit Suisse Mortgage Trust, 2015-04R 3A3	1.334%	10/27/36	48,456,954	23,844,649	(a)(d)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	4,150,000	4,396,236	(a)
Credit Suisse Mortgage Trust, 2015-TOWN F	5.627%	3/15/28	15,000,000	15,053,746	(a)(d)
Credit Suisse Mortgage Trust, 2017-CHOP G	6.446%	7/15/32	23,400,000	23,311,337	(a)(d)
CSAIL Commercial Mortgage Trust, 2015-C4 F	3.500%	11/15/48	11,217,000	7,208,998	(a)(d)
CSAIL Commercial Mortgage Trust, 2015-C4 G	3.500%	11/15/48	4,596,000	2,455,923	(a)(d)
Deutsche Bank Commercial Mortgage Trust, 2017-C6 A5	3.328%	6/10/50	6,530,000	6,697,703
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	2.029%	9/19/44	488,621	472,420	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	17,819,945	19,503,973
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	5.131%	11/15/36	1,855,589	324,314	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.271%	2/15/37	10,153,242	1,868,461	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	4.871%	9/15/37	2,598,562	440,547	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3422 AI, IO	0.250%	1/15/38	1,643,592	15,631
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.071%	1/15/40	4,245,569	690,551	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	7,793,695	8,366,318
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	25,157,300	26,419,729
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	25,518,765	28,513,898

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	4.791%	10/15/41	12,442,870	$2,023,394	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	4.891%	8/15/39	4,691,111	770,509	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	7,240,114	751,742
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	4.841%	8/15/42	2,369,408	480,031	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	5,912,055	774,053
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	4,812,936	495,690
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	5.041%	5/15/39	5,005,876	656,518	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.091%	9/15/42	4,020,643	668,612	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	6,098,273	617,159
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	3,705,397	469,789
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	1.853%	4/15/41	13,873,103	753,210	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	11,681,580	13,148,771
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	1,451,709	147,680
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.995%	2/15/38	8,368,993	444,587	(d)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO	4.941%	8/15/44	14,515,305	3,047,691	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.223%	4/25/20	63,184,655	1,548,776	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.772%	7/25/21	20,211,343	1,101,690	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.689%	10/25/21	8,279,781	450,018	(d)
Federal National Mortgage Association (FNMA), 2005-088 IP, IO	1.320%	10/25/35	4,979,827	264,934
Federal National Mortgage Association (FNMA), 2006-028 1P, IO	1.497%	4/25/36	3,515,469	256,987
Federal National Mortgage Association (FNMA), 2006-059 IP, IO	0.000%	7/25/36	5,899,237	506,039
Federal National Mortgage Association (FNMA), 2006-118 IP1, IO	0.000%	12/25/36	8,722,213	722,367
Federal National Mortgage Association (FNMA), 2006-118 IP2, IO	0.000%	12/25/36	8,903,199	518,825
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	5.264%	4/25/40	3,437,725	698,038	(d)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,471,578
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,389,920	1,559,353
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	5.484%	10/25/26	2,039,117	272,738	(d)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	3,159,024	$3,465,035
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	6,877,173	7,761,576
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	10,635,934	12,180,662
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	5.434%	2/25/41	2,416,098	324,268	(d)
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	655,237	600,480
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	5.434%	3/25/42	7,427,800	1,231,612	(d)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	392,068	359,304
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	5.384%	7/25/42	1,001,932	197,607	(d)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,447,790	225,996
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	4.934%	12/25/42	5,651,581	1,186,277	(d)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	4.934%	12/25/42	4,789,010	1,056,550	(d)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	4.934%	12/25/42	14,328,573	2,727,816	(d)
Federal National Mortgage Association (FNMA), 2013-001 YI, IO	3.000%	2/25/33	16,449,681	2,052,830
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	9,040,824	10,249,416
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	24,285,881	27,110,273
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	4.934%	3/25/42	8,080,266	1,139,823	(d)
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	11,697,019	1,983,596
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	7,132,356	606,685
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	11,247,833	1,869,726
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.928%	8/25/44	24,378,207	1,479,440	(d)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.605%	8/25/55	25,392,388	1,390,398	(d)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO	4.934%	8/25/45	4,569,561	1,052,630	(d)
Federal National Mortgage Association (FNMA), 2016-23 ST, IO	4.784%	11/25/45	27,504,941	5,913,081	(d)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO	4.884%	9/25/46	31,911,369	5,542,510	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2016-61 BS, IO	4.884%	9/25/46	14,809,272	$2,442,172	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2	4.216%	7/25/24	82,960,000	88,520,776	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C01 2M2	5.574%	2/25/25	8,258,185	8,926,913	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2	6.216%	7/25/25	37,837,013	42,219,088	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1M2	7.966%	8/25/28	15,330,000	18,600,459	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M1	2.166%	10/25/29	43,933,120	44,158,813	(a)(d)
Federal National Mortgage Association (FNMA) STRIPS, 384 14, IO	5.500%	1/25/40	988,100	206,533
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	1,914,293	402,320
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	757,865	148,217
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	399,620	75,106	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	357,957	64,926	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	496,692	91,266
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	2,229,312	477,392
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	7,654,304	629,647
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	370,956	32,974
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	7,395,920	1,275,700
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	5,181,911	944,922
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	2,368,835	541,703
First Horizon Alternative Mortgage Securities Trust, 2007-FA3 A1	1.546%	6/25/37	11,153,724	6,229,716	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	193,724,204	1,482,010	(a)
GAHR Commercial Mortgage Trust, 2015-NRF BFX	3.495%	12/15/34	2,690,000	2,753,270	(a)(d)
GCCFC Commercial Mortgage Trust, 2007-GG11 AJ	6.298%	12/10/49	13,461,000	13,581,366	(d)
GE Business Loan Trust, 2007-1A A	1.329%	4/16/35	5,898,838	5,667,506	(a)(d)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	38,807,000	$21,131,576	(d)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	5.778%	4/20/36	982,296	179,421	(d)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	5.288%	3/20/39	994,874	71,719	(d)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	5.268%	4/20/40	785,028	142,628	(d)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,742,896
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	5.438%	1/20/40	496,452	64,428	(d)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	27,820,599	29,356,607
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	28,484,938	32,781,557
Government National Mortgage Association (GNMA), 2010-118, IO	0.149%	4/16/53	2,951,685	29,445	(d)
Government National Mortgage Association (GNMA), 2010-H10 FC	2.044%	5/20/60	799,453	810,671	(d)
Government National Mortgage Association (GNMA), 2010-H26 LF	1.343%	8/20/58	1,876,775	1,860,714	(d)
Government National Mortgage Association (GNMA), 2010-H27 FA	1.373%	12/20/60	418,186	415,999	(d)
Government National Mortgage Association (GNMA), 2010-H28 FE	1.393%	12/20/60	9,356,923	9,332,894	(d)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	493,500	50,023
Government National Mortgage Association (GNMA), 2011-H06 FA	1.443%	2/20/61	2,633,626	2,630,776	(d)
Government National Mortgage Association (GNMA), 2011-H08 FG	1.473%	3/20/61	9,443,157	9,433,485	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	1.493%	3/20/61	8,332,886	8,329,326	(d)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	4.838%	3/20/42	2,586,571	454,308	(d)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	8,116,263	713,259
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	3,199,398	231,939
Government National Mortgage Association (GNMA), 2012-098 SA, IO	4.928%	8/16/42	5,220,365	954,586	(d)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	1.034%	11/20/42	3,571,667	137,051	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	33

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC	4.388%	8/20/44	701,952	$106,070	(d)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	9,356,279	911,593
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	1,413,989	255,971
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	5,382,835	1,093,015
Government National Mortgage Association (GNMA), 2016-135 SB, IO	4.928%	10/16/46	8,931,313	2,001,451	(d)
Government National Mortgage Association (GNMA), 2016-21 ST, IO	4.938%	2/20/46	36,861,522	6,192,588	(d)
Greenpoint Mortgage Funding Trust, 2005-AR4 1A2A	1.631%	10/25/45	3,312,414	3,033,519	(d)
Greenpoint Mortgage Funding Trust, 2005-ARS 2A1	1.304%	11/25/45	20,037,195	13,524,050	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	1.446%	4/25/36	1,199,738	1,128,810	(d)
GS Mortgage Securities Trust, 2007-GG10 AM	5.979%	8/10/45	20,980,741	21,253,551	(d)
GS Mortgage Securities Trust, 2013-GC14 F	4.923%	8/10/46	2,034,950	1,561,028	(a)(d)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,735,081	(d)
GS Mortgage Securities Trust, 2015-GC28	4.471%	2/10/48	5,800,000	4,609,128	(a)(d)
GS Mortgage Securities Trust, 2015-GC30 B	4.149%	5/10/50	16,340,000	16,145,562	(d)
GS Mortgage Securities Trust, 2015-GS1 E	4.570%	11/10/48	10,015,000	6,641,517	(a)(d)
GS Mortgage Securities Trust, 2015-GS1 F	4.570%	11/10/48	5,107,000	2,993,131	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	1.566%	3/25/35	7,676,012	6,836,468	(a)(d)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.454%	11/25/35	1,145,585	1,000,821	(d)
HarborView Mortgage Loan Trust, 2005-3	1.449%	6/19/35	6,130,719	6,037,394	(d)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.495%	6/19/45	2,819,689	1,769,674	(d)
HarborView Mortgage Loan Trust, 2006-02	3.519%	2/25/36	1,379,935	1,108,740	(d)
HarborView Mortgage Loan Trust, 2006-07 2A1A	1.409%	9/19/46	1,858,808	1,618,219	(d)
HarborView Mortgage Loan Trust, 2006-13 A	1.389%	11/19/46	289,325	218,998	(d)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	7.384%	11/15/19	21,790,000	22,045,509	(a)(d)
IMPAC CMB Trust, 2005-7 A1	1.736%	11/25/35	4,495,942	3,707,755	(d)
IMPAC CMB Trust, 2007-A A	1.466%	5/25/37	11,399,129	10,971,864	(a)(d)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.306%	3/25/35	99,088	97,641	(d)
Indymac Index Mortgage Loan Trust, 2005-AR13	3.323%	8/25/35	239,685	197,777	(d)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	1.426%	4/25/46	7,126,859	6,317,341	(d)
Jefferies & Co., 2015-R1 A2	1.131%	12/26/36	18,386,177	7,052,827	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.232%	11/15/45	3,120,000	3,236,931	(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.049%	1/15/47	1,602,000	1,721,855	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 D	4.815%	8/15/47	11,865,000	10,115,456	(a)(d)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	5,930,000	$6,217,898
JPMBB Commercial Mortgage Securities Trust, 2014-C25 D	4.096%	11/15/47	7,777,000	6,247,600	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.453%	7/15/48	19,881,000	19,704,188	(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.772%	8/15/48	14,743,000	14,948,444	(d)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 A5	3.694%	3/15/50	21,620,000	22,659,621
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	21,070,765	18,146,716
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.139%	4/17/45	14,275,000	11,021,378	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	21,126,785	14,990,546
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	26,891,841	23,342,804	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.977%	2/12/49	18,538,056	15,556,858	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.264%	2/15/51	13,450,000	13,086,584	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	47,100,000	14,342,445	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2011-C5 A3	4.171%	8/15/46	469,958	500,774
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	7.384%	10/15/19	8,200,000	8,254,663	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	4.289%	8/15/27	2,460,000	2,462,623	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.909%	5/15/28	19,808,248	18,849,743	(a)(d)
JPMorgan Reremic, 2015-1 4A1	1.304%	9/27/36	18,260,264	17,653,019	(a)(d)
JPMorgan Reremic, 2015-1 4A2	1.075%	9/27/36	14,244,137	7,903,073	(a)(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.571%	6/15/36	732,783	2,123	(a)(d)
Lehman Mortgage Trust, 2006-7 2A5, IO	5.334%	11/25/36	31,649,503	9,754,427	(d)
Lehman Mortgage Trust, 2006-7 3A4, IO	5.934%	11/25/36	8,822,206	2,891,458	(d)
Lone Star Portfolio Trust, 2015-LSMZ M	8.376%	9/15/20	11,985,256	11,996,093	(a)(d)
Lone Star Portfolio Trust, 2015-LSP F	8.059%	9/15/28	13,844,281	14,177,884	(a)(d)
MASTR Adjustable Rate Mortgages Trust, 2004-04 3A1	3.121%	5/25/34	584,495	579,742	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1	3.880%	7/25/34	433,964	416,380	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	1.426%	4/25/46	240,772	181,878	(d)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	1,901,797	1,802,922	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	2,930,772	2,981,285	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	1.566%	5/25/35	2,953,196	2,536,784	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	9,340,132	7,885,016	(d)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	35

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,474,900	$1,245,121	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	12,374,000	9,787,834	(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.219%	7/15/46	110,000	118,551	(d)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	15,858,821	14,796,266
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	3.521%	7/25/34	39,420	38,967	(d)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	3.174%	7/25/35	2,133,445	1,979,711	(d)
Morgan Stanley Reremic Trust, 2014-R2 1B	1.512%	12/26/46	22,064,137	11,682,122	(a)(d)
Morgan Stanley Reremic Trust, 2015-R3 7A1	1.462%	4/26/47	26,262,744	25,667,315	(a)(d)
Morgan Stanley Reremic Trust, 2015-R7 1BXA	10.144%	2/26/29	18,137,842	19,969,691	(a)(d)
Mortgage Loan Resecuritization Trust, 2009-RS1 A85	1.329%	4/16/36	65,187,971	55,803,413	(a)(d)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	2.317%	5/10/19	9,240,000	9,238,226	(a)(d)(h)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	29,740,000	29,486,041	(a)
Multifamily Trust, 2016-1 B	8.489%	4/25/46	7,504,609	8,011,861	(a)(d)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	99,243	79,325
Nomura Resecuritization Trust, 2015-5R 3A5	1.284%	2/26/46	11,126,373	5,703,934	(a)(d)
Prime Mortgage Trust, 2006-1 3A2, IO	5.934%	6/25/36	16,103,754	3,519,405	(d)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	38,098,684	35,587,577	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	1.666%	1/25/37	11,286,809	7,297,656	(d)
RBSSP Resecuritization Trust, 2009-12 9A2	3.357%	3/25/36	12,304,714	8,858,127	(a)(d)
Residential Accredit Loans Inc., 2006-QO3 A1	1.426%	4/25/46	14,168,599	7,457,821	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	1.476%	4/25/46	3,506,686	1,880,867	(d)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	5.944%	9/25/36	23,160,408	4,555,905	(d)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	3,480,920	3,088,519
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	707,571	612,553
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	380,765	330,585
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	55,324	53,564
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	1.616%	5/25/34	19,047	18,130	(d)
Residential Asset Securitization Trust, 2007-A3 2A2, IO	5.474%	4/25/37	49,645,512	12,608,148	(d)
Rosslyn Portfolio Trust, 2017-ROSS A	2.109%	6/15/33	34,970,000	35,144,151	(a)(d)
Structured ARM Loan Trust, 2004-08 1A1	3.261%	7/25/34	1,662	1,658	(d)
Structured ARM Loan Trust, 2004-09XS A	1.586%	7/25/34	50,268	49,167	(d)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	1.949%	10/19/33	204,731	193,337	(d)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	1.426%	4/25/36	2,222,719	2,016,532	(d)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	1.396%	7/25/46	210,030	185,379	(d)
Structured Asset Securities Corp., 2002-9 A2	1.816%	10/25/27	30,229	29,786	(d)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2005-RF1 A	1.566%	3/25/35	50,759	$45,089	(a)(d)
Suntrust Alternative Loan Trust, 2006-1F 3A	1.566%	4/25/36	21,990,233	8,376,166	(d)
UBS Commercial Mortgage Trust, 2017-C1 A4	3.460%	6/15/50	5,440,000	5,572,610
Voyager BRSTN Delaware Trust, 2009-1 UAU7	1.241%	12/26/36	1,195,028	1,183,332	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.795%	9/25/33	15,212	15,482	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	1.506%	10/25/45	2,910,727	2,893,752	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A1	1.476%	11/25/45	7,460,874	7,206,865	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3	1.696%	11/25/45	49,476,888	33,759,896	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	1.486%	12/25/45	8,847,199	8,595,697	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-5 1A4, IO	4.184%	7/25/36	16,072,576	3,539,660	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.862%	9/25/36	221,647	201,297	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	23,091,701	23,148,488	(a)(d)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	4.244%	3/25/37	23,109,757	2,910,598	(d)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	1.646%	6/25/37	8,503,230	6,756,558	(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.431%	7/15/46	450,000	471,049	(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	1,753,000	1,125,033	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,787,964
Wells Fargo Commercial Mortgage Trust, 2015-C28 A4	3.540%	5/15/48	10,550,000	10,890,499
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 A5	3.148%	5/15/48	16,050,000	16,187,571
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 B	3.658%	5/15/48	16,700,000	16,858,700	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	70,040	70,581	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2	3.001%	11/25/34	58,861	60,079	(d)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.614%	6/15/45	192,108	10,570	(a)(d)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	4.129%	6/15/46	4,790,000	4,380,671	(a)(d)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000	288,077	(d)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.373%	3/15/47	51,338,571	2,735,032	(d)
WF-RBS Commercial Mortgage Trust, 2014-C24 D	3.692%	11/15/47	5,830,000	3,857,865	(a)
Total Collateralized Mortgage Obligations (Cost — $2,193,427,395)				2,165,053,395

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	37

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 21.6%
FHLMC — 5.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	8/1/17-11/1/36	91,286	$96,409
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/18-9/1/39	4,221,417	4,703,037
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/20-12/1/38	5,512,712	6,137,674
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/47	290,414,146	306,250,916
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	6/1/27	3,447,879	3,493,287
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/32-3/1/39	1,161,396	1,314,899
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	89,268,339	92,310,008
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/38-11/1/41	15,022,487	16,461,263
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/43-5/1/43	6,799,487	6,826,059
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	11/1/44	3,929,605	4,269,632
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	8/14/47	355,600,000	354,294,283	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/14/47	212,400,000	217,820,473	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	8/14/47	51,800,000	54,378,449	(j)
Total FHLMC				1,068,356,389
FNMA — 10.9%
Federal National Mortgage Association (FNMA)	6.500%	11/1/17-5/1/40	18,195,982	20,514,494
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	47	50
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-4/1/56	261,412,690	283,164,764
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	37,686,505	42,935,914
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	3,140,000	3,170,713
Federal National Mortgage Association (FNMA)	3.080%	1/1/27	17,600,000	17,936,326
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	15,776,832	15,674,485
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	5,913,230	6,786,490
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	3,235	3,757
Federal National Mortgage Association (FNMA)	2.500%	8/16/32	116,700,000	116,990,350	(j)
Federal National Mortgage Association (FNMA)	3.000%	8/16/32-8/14/47	209,980,000	209,481,777	(j)
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	61,537,118	67,874,572
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-1/1/46	59,418,208	61,359,716
Federal National Mortgage Association (FNMA)	2.690%	11/1/35	48,429	50,666	(d)
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-9/1/56	49,017,646	55,000,027
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-8/1/56	486,991,955	515,726,697
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-1/1/47	136,372,578	136,510,951
Federal National Mortgage Association (FNMA)	3.500%	8/14/47	480,600,000	491,661,490	(j)
Federal National Mortgage Association (FNMA)	4.000%	8/14/47	10,000,000	10,477,000	(j)
Federal National Mortgage Association (FNMA)	5.000%	8/14/47	6,500,000	7,095,790	(j)
Total FNMA				2,062,416,029

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — 5.1%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	37,003		$40,080
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	99,802		109,433
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	4,230,965		4,810,024
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	9,677,220		10,997,037
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	11,850		12,146
Government National Mortgage Association (GNMA)	1.612%	8/20/31	691		695	(d)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	8,359,819		9,413,141
Government National Mortgage Association (GNMA)	3.500%	7/20/47	12,000,000		12,430,781	(j)
Government National Mortgage Association (GNMA) II	5.000%	4/20/35-11/20/40	14,039,900		15,459,749
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	2,356,344		2,759,743
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	6,376,192		7,140,588
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-7/20/41	46,587,728		50,095,152
Government National Mortgage Association (GNMA) II	3.500%	10/20/45-3/20/47	61,209,921		63,499,280
Government National Mortgage Association (GNMA) II	4.000%	2/20/47	28,511,722		30,046,991
Government National Mortgage Association (GNMA) II	3.000%	8/21/47	304,000,000		306,832,064	(j)
Government National Mortgage Association (GNMA) II	3.500%	8/21/47	438,600,000		453,642,664	(j)
Total GNMA					967,289,568
Total Mortgage-Backed Securities (Cost — $4,099,177,174)					4,098,061,986
Non-U.S. Treasury Inflation Protected Securities — 0.5%
Japan — 0.5%
Japanese Government CPI Linked Bond, Senior Bonds (Cost — $93,667,091)	0.100%	3/10/26	9,294,034,725	JPY	86,375,235
Senior Loans — 3.7%
Consumer Discretionary — 1.2%
Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	3.974%	5/2/22	8,732,500		8,755,108	(k)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	39

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.476-3.546%	2/16/24	18,054,476	$18,050,721	(k)(l)
Aristocrat Leisure Ltd., 2017 Term Loan B	3.406%	10/20/21	12,126,401	12,193,096	(k)(l)
Boyd Gaming Corp., Term Loan B3	3.688%	9/15/23	10,189,802	10,218,008	(k)(l)
CCM Merger Inc., New Term Loan B	3.976%	8/8/21	2,231,335	2,247,374	(k)(l)
Four Seasons Hotels Ltd., New First Lien Term Loan	—	11/30/23	997,494	1,004,040	(m)
Hilton Worldwide Finance LLC, Term Loan B2	3.216%	10/25/23	20,822,913	20,908,224	(k)(l)
Landry’s Inc., 2016 Term Loan B	3.826-3.980%	10/4/23	7,535,492	7,522,146	(k)(l)
Station Casinos LLC, 2016 Term Loan B	3.710%	6/8/23	8,837,929	8,848,977	(k)(l)
Total Hotels, Restaurants & Leisure				80,992,586
Media — 0.4%
CBS Radio Inc., Term Loan B	4.716%	10/17/23	6,365,805	6,416,496	(k)(l)(m)
Charter Communications Operating LLC, 2016 Term Loan I Add	3.476%	1/15/24	21,532,752	21,638,930	(k)(l)(m)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	4.226%	12/8/23	2,018,063	2,030,423	(k)(l)
Univision Communications Inc., Term Loan C5	3.976%	3/15/24	17,573,472	17,282,420	(k)(l)
UPC Financing Partnership, USD Term Loan AP	3.909%	4/15/25	10,100,000	10,123,987	(k)(l)
Ziggo Secured Finance Partnership, USD Term Loan E	3.659%	4/15/25	8,290,000	8,279,638	(k)(l)
Total Media				65,771,894
Specialty Retail — 0.4%
Academy Ltd., 2015 Term Loan B	5.172-5.226%	7/1/22	16,030,453	12,637,335	(k)(l)
CWGS Group LLC, 2016 Term Loan	4.839-4.976%	11/8/23	3,582,000	3,605,731	(k)(l)
Michaels Stores Inc., 2016 Term Loan B1	3.839-3.976%	1/30/23	16,894,602	16,878,012	(k)(l)
Party City Holdings Inc., 2016 Term Loan	4.180-4.300%	8/19/22	13,708,256	13,733,959	(k)(l)
Petco Animal Supplies Inc., 2017 Term Loan B	4.171%	1/26/23	15,757,548	14,240,884	(k)(l)
PetSmart Inc., Term Loan B2	4.220%	3/11/22	21,337,568	19,868,946	(k)(l)
Total Specialty Retail				80,964,867
Total Consumer Discretionary				236,484,455
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2017 Term Loan B4	3.976%	8/25/21	6,725,519	6,650,382	(k)(l)
Albertsons LLC, USD 2017 Term Loan B6	4.251%	6/22/23	12,888,091	12,760,215	(k)(l)(m)
Total Food & Staples Retailing				19,410,597
Food Products — 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan	—	5/24/24	9,500,000	9,523,750	(m)
Total Consumer Staples				28,934,347

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 0.0%
Capital Markets — 0.0%
RPI Finance Trust, Term Loan B6	3.296%	3/27/23	5,309,742	$5,335,876	(k)(l)
Health Care — 0.6%
Health Care Providers & Services — 0.4%
Air Medical Group Holdings Inc., Term Loan B	4.474%	4/28/22	12,655,833	12,445,429	(k)(l)
Air Medical Group Holdings Inc., Term Loan B1	—	4/28/22	1,506,196	1,502,243	(m)
DaVita HealthCare Partners Inc., Term Loan B	3.976%	6/24/21	1,592,685	1,603,920	(k)(l)
HCA Inc., Term Loan B8	3.476%	2/15/24	13,075,377	13,148,926	(k)(l)
Jaguar Holding Co. II, 2017 Term Loan	3.976-4.046%	8/18/22	19,214,960	19,240,478	(k)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.296%	6/7/23	16,766,052	16,784,914	(k)(l)
Total Health Care Providers & Services				64,725,910
Health Care Technology — 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B	3.976%	3/1/24	14,513,625	14,534,031	(k)(l)(m)
Pharmaceuticals — 0.1%
Akorn Inc., Term Loan B	5.500%	4/16/21	3,184,450	3,220,195	(h)(k)(l)
Patheon Holdings I BV, 2017 USD Term Loan	4.504%	4/20/24	11,905,114	11,947,283	(k)(l)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.830%	4/1/22	9,618,451	9,759,390	(k)(l)
Total Pharmaceuticals				24,926,868
Total Health Care				104,186,809
Industrials — 0.4%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2	3.962%	3/20/22	22,735,000	22,962,487	(k)(l)(m)
XPO Logistics Inc., 2017 Term Loan B	3.405%	11/1/21	19,079,260	19,150,807	(k)(l)
Total Air Freight & Logistics				42,113,294
Airlines — 0.1%
American Airlines Inc., 2017 Term Loan B	3.220%	6/26/20	18,943,346	18,949,276	(k)(l)
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.209-4.224%	12/18/20	4,204,694	4,218,161	(k)(l)
Professional Services — 0.0%
Trans Union LLC, Term Loan B2	—	4/9/23	5,429,990	5,473,626	(m)
Trading Companies & Distributors — 0.0%
Delos Finance SARL, A Deferred Principal	3.546%	10/6/23	3,750,000	3,773,771	(k)(l)(m)
Transportation Infrastructure — 0.1%
Flying Fortress Inc., New Term Loan	3.546%	4/30/20	5,510,000	5,542,140	(k)(l)
Total Industrials				80,070,268

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	41

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.3%
Electronic Equipment, Instruments & Components — 0.1%
Allflex Holdings III Inc., New First Lien Term Loan	4.583%	7/20/20	2,406,250	$2,423,796	(k)(l)
Zebra Technologies Corp., 2016 Term Loan B	3.723%	10/27/21	6,447,523	6,483,823	(k)(l)
Total Electronic Equipment, Instruments & Components				8,907,619
IT Services — 0.1%
First Data Corp., 2017 Term Loan	3.716%	4/26/24	20,036,439	20,053,971	(k)(l)(m)
First Data Corp., 2022 USD Term Loan	3.466%	7/8/22	4,580,959	4,579,685	(k)(l)
Total IT Services				24,633,656
Technology Hardware, Storage & Peripherals — 0.1%
Dell Inc., Term Loan A2	3.480%	9/7/21	14,775,269	14,812,207	(k)(l)
Total Information Technology				48,353,482
Materials — 0.3%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B	3.726%	10/31/23	20,299,246	20,368,324	(k)(l)
Containers & Packaging — 0.2%
Berry Plastics Group Inc., Term Loan I	3.617-3.726%	10/1/22	19,817,576	19,863,414	(k)(l)(m)
Berry Plastics Group Inc., Term Loan L	3.367%	1/6/21	3,559,660	3,573,564	(k)(l)
Reynolds Group Holdings Inc., USD 2017 Term Loan	4.226%	2/5/23	20,223,905	20,290,260	(k)(l)
Total Containers & Packaging				43,727,238
Total Materials				64,095,562
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.476%	4/25/23	12,253,052	12,286,748	(k)(l)(m)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B	—	4/18/24	3,370,000	3,379,628	(m)
Total Real Estate				15,666,376
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.3%
CenturyLink Inc., 2017 Term Loan B	1.375%	1/31/25	18,440,000	18,262,183	(k)(l)
Level 3 Financing Inc., 2017 Term Loan B	3.466%	2/22/24	20,580,000	20,652,895	(k)(l)
Virgin Media Bristol LLC, USD Term Loan I	3.909%	1/31/25	16,778,272	16,807,986	(k)(l)
Total Diversified Telecommunication Services				55,723,064
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan	3.459%	7/17/25	11,747,019	11,728,670	(k)(l)
Sprint Communications Inc., First Lien Term Loan B	3.750%	2/2/24	5,236,875	5,242,484	(k)(l)
Total Wireless Telecommunication Services				16,971,154
Total Telecommunication Services				72,694,218

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.2%
Electric Utilities — 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan	—	6/23/18	38,576,411		$38,737,159	(m)
Total Senior Loans (Cost — $701,717,375)					694,558,552
Sovereign Bonds — 5.8%
Argentina — 0.7%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	9,210,000		9,426,435	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	7,890,000		8,188,242	(a)
Republic of Argentina, Bonds	18.200%	10/3/21	600,840,000	ARS	38,442,424
Republic of Argentina, Senior Bonds	6.875%	4/22/21	11,810,000		12,666,225
Republic of Argentina, Senior Bonds	5.625%	1/26/22	48,140,000		49,415,710
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,380,000		7,970,400
Republic of Argentina, Senior Bonds	7.125%	7/6/36	3,600,000		3,582,000
Republic of Argentina, Senior Bonds	7.625%	4/22/46	5,450,000		5,591,700
Total Argentina					135,283,136
Brazil — 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	399,468,000	BRL	120,433,022
Federative Republic of Brazil, Notes	10.000%	1/1/23	270,145,000	BRL	80,367,894
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	25,970,000		25,061,050
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	20,650,000		18,172,000
Federative Republic of Brazil, Senior Notes	2.625%	1/5/23	4,490,000		4,170,088
Total Brazil					248,204,054
China — 0.3%
China Government Bond, Senior Bonds	3.380%	11/21/24	115,500,000	CNY	16,156,882	(i)
China Government Bond, Senior Bonds	3.390%	5/21/25	59,000,000	CNY	8,233,631	(i)
China Government Bond, Senior Bonds	3.310%	11/30/25	273,500,000	CNY	37,814,163	(i)
Total China					62,204,676
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	19,220,000		21,103,560
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	22,550,000		23,206,070	(i)
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		380,765	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		339,242	(i)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		549,019	(i)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		8,481,167	(i)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	5,050,000		5,107,449	(i)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	3,610,000		3,873,750	(i)
Total Indonesia					41,937,462

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	43

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Kuwait — 0.1%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	24,270,000		$24,838,525	(a)
Mexico — 1.9%
United Mexican States, Senior Bonds	6.500%	6/9/22	2,253,009,800	MXN	123,539,236
United Mexican States, Senior Bonds	10.000%	12/5/24	324,780,000	MXN	21,338,710
United Mexican States, Senior Bonds	7.750%	11/23/34	381,940,000	MXN	22,622,928
United Mexican States, Senior Bonds	7.750%	11/13/42	2,328,076,200	MXN	135,768,901
United Mexican States, Senior Notes	5.550%	1/21/45	42,340,000		47,579,575
Total Mexico					350,849,350
Peru — 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,330,000		3,074,435
Republic of Peru, Senior Bonds	5.625%	11/18/50	14,180,000		17,214,520
Total Peru					20,288,955
Poland — 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	34,880,000		37,361,084
Portugal — 0.1%
Republic of Portugal, Notes	5.125%	10/15/24	7,120,000		7,280,200	(a)
Russia — 0.8%
Russian Federal Bond, Bonds	7.000%	8/16/23	1,729,150,000	RUB	28,381,809
Russian Federal Bond, Bonds	7.750%	9/16/26	256,110,000	RUB	4,368,744
Russian Federal Bond, Bonds	8.150%	2/3/27	1,883,280,000	RUB	33,343,397
Russian Federal Bond, Bonds	7.050%	1/19/28	5,668,530,000	RUB	91,575,955
Total Russia					157,669,905
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $1,155,282,776)					1,107,020,908
U.S. Government & Agency Obligations — 23.6%
U.S. Government Agencies — 1.2%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000		3,505,573
Federal Home Loan Mortgage Corp. (FHLMC)	1.000%	9/29/17	39,490,000		39,481,668
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000		64,442,887
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	83,870,000		80,481,652
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000		13,498,455
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000		14,424,055
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000		11,646,491
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000		1,218,597
Total U.S. Government Agencies					228,699,378

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — 22.4%
U.S. Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	$4,579,412
U.S. Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	9,154,413
U.S. Treasury Bonds	3.750%	11/15/43	631,720,000	742,739,736
U.S. Treasury Bonds	3.375%	5/15/44	411,835,000	455,069,438
U.S. Treasury Bonds	3.000%	11/15/44	175,370,000	181,000,955
U.S. Treasury Bonds	2.500%	2/15/45	74,130,000	69,198,650
U.S. Treasury Bonds	3.000%	5/15/45	496,760,000	511,992,649
U.S. Treasury Bonds	2.500%	2/15/46	61,965,000	57,690,406
U.S. Treasury Bonds	2.875%	11/15/46	310,755,000	312,533,451
U.S. Treasury Bonds	3.000%	2/15/47	131,700,000	135,885,031
U.S. Treasury Bonds	3.000%	5/15/47	176,480,000	182,163,891
U.S. Treasury Notes	0.625%	11/30/17	16,890,000	16,855,848
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,653,868
U.S. Treasury Notes	1.625%	7/31/19	44,020,000	44,228,083
U.S. Treasury Notes	1.625%	6/30/20	40,770,000	40,848,034
U.S. Treasury Notes	2.625%	11/15/20	330,000	340,641
U.S. Treasury Notes	1.375%	1/31/21	95,750,000	94,760,711
U.S. Treasury Notes	1.375%	4/30/21	64,970,000	64,148,974
U.S. Treasury Notes	1.125%	6/30/21	16,070,000	15,686,136
U.S. Treasury Notes	1.125%	9/30/21	21,520,000	20,934,096
U.S. Treasury Notes	2.000%	12/31/21	13,510,000	13,609,474
U.S. Treasury Notes	1.875%	1/31/22	6,650,000	6,659,350
U.S. Treasury Notes	1.875%	2/28/22	43,670,000	43,728,867
U.S. Treasury Notes	1.875%	3/31/22	1,570,000	1,571,104
U.S. Treasury Notes	1.875%	4/30/22	900,000	899,930
U.S. Treasury Notes	1.750%	5/31/22	66,400,000	66,018,731
U.S. Treasury Notes	1.750%	6/30/22	69,090,000	68,648,722
U.S. Treasury Notes	1.250%	7/31/23	47,490,000	45,349,246
U.S. Treasury Notes	1.375%	8/31/23	68,730,000	66,031,866
U.S. Treasury Notes	1.375%	9/30/23	31,770,000	30,491,766
U.S. Treasury Notes	2.125%	3/31/24	413,050,000	413,420,919
U.S. Treasury Notes	2.000%	5/31/24	218,585,000	216,851,621
U.S. Treasury Notes	2.125%	5/15/25	240,720,000	239,248,479
U.S. Treasury Notes	2.250%	11/15/25	63,050,000	63,075,851
U.S. Treasury Notes	2.375%	5/15/27	11,230,000	11,302,602
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	5,201,799
Total U.S. Government Obligations				4,253,574,750
Total U.S. Government & Agency Obligations (Cost — $4,396,385,679)				4,482,274,128

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	45

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 3.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	54,958,127		$62,643,362
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,572,278		14,415,032
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	11,778,864		14,739,340
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	72,226,838		68,851,894
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	19,163,500		18,617,743
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	254,993,360		254,697,057
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	67,158,048		66,871,350
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	190,254,130		183,636,331
Total U.S. Treasury Inflation Protected Securities (Cost — $687,371,079)					684,472,109

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Red Rock Resorts Inc., Class A Shares (Cost — $62,732)			3,217		75,760
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	6.967%		431,316		11,300,479	(d)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.542%		63,425		1,647,782	(d)
Total Preferred Stocks (Cost — $12,150,259)					12,948,261

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
Australian Dollar Futures, Put @ $75.00	7/7/17	308	308,000		9,240
Canadian Dollar Futures, Call @ $74.50	7/7/17	202	202,000		553,480
Canadian Dollar Futures, Call @ $74.50	8/4/17	154	154,000		431,200
Euro Bund Futures, Put @ 163.00 EUR	7/21/17	292	29,200,000	EUR	490,256
Euro Bund Futures, Put @ 164.50 EUR	7/21/17	138	13,800,000	EUR	427,141
Euro Currency Futures, Call @ $1.125	7/7/17	112	14,000,000		306,600
Euro Currency Futures, Call @ $1.13	7/7/17	154	19,250,000		327,250
Japanese Yen Futures, Put @ $90.00	7/7/17	175	218,750		225,312
Japanese Yen Futures, Put @ $91.00	8/4/17	716	895,000		1,986,900
Japanese Yen Futures, Put @ $91.00	7/7/17	806	1,007,500		1,954,550
U.S. Treasury 5-Year Notes Futures, Put @ $110.00	8/25/17	4,000	4,000,000		4,000
U.S. Treasury 5-Year Notes Futures, Put @ $114.25	8/25/17	11,500	11,500,000		359,375

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $114.75	7/21/17	10,500	10,500,000	$164,062
U.S. Treasury 5-Year Notes Futures, Put @ $115.50	7/21/17	430	430,000	10,078
U.S. Treasury 5-Year Notes Futures, Call @ $118.50	7/21/17	788	788,000	55,407
U.S. Treasury 5-Year Notes Futures, Call @ $118.75	8/25/17	854	854,000	120,094
U.S. Treasury 10-Year Notes Futures, Call @ $125.75	7/21/17	659	659,000	267,719
U.S. Treasury 10-Year Notes Futures, Call @ $126.00	7/21/17	664	664,000	197,125
U.S. Treasury 10-Year Notes Futures, Call @ $126.50	7/21/17	663	663,000	103,594
U.S. Treasury 10-Year Notes Futures, Call @ $127.00	7/21/17	1,624	1,624,000	126,875
U.S. Treasury 10-Year Notes Futures, Call @ $127.50	7/21/17	469	469,000	21,984
U.S. Treasury 10-Year Notes Futures, Put @ $126.00	7/21/17	2,107	2,107,000	1,613,172
U.S. Treasury 10-Year Notes Futures, Put @ $126.50	7/21/17	381	381,000	428,625
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00	7/21/17	190	190,000	121,719
U.S. Treasury Long-Term Bonds Futures, Call @ $155.50	7/21/17	188	188,000	91,063
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	7/21/17	316	316,000	118,500
U.S. Treasury Long-Term Bonds Futures, Put @ $154.00	7/21/17	97	97,000	131,859
U.S. Treasury Long-Term Bonds Futures, Put @ $156.50	7/21/17	373	373,000	1,153,969
Total Purchased Options (Cost — $7,602,321)				11,801,149
Total Investments before Short-Term Investments (Cost — $18,930,814,842)				19,169,348,644

	Rate		Shares
Short-Term Investments — 9.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $1,734,000,000)	0.990%		1,734,000,000	1,734,000,000	(n)
Total Investments — 110.2% (Cost — $20,664,814,842#)				20,903,348,644
Liabilities in Excess of Other Assets — (10.2)%				(1,939,786,510)
Total Net Assets — 100.0%				$18,963,562,134

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	47

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is purchased on a when-issued basis.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	The coupon payment on these securities is currently in default as of June 30, 2017.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Security is valued using significant unobservable inputs (See Note 1).

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At June 30, 2017, the Fund held TBA securities with a total cost of $2,241,504,972 (See Note 1).

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of June 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At June 30, 2017, the total market value of investments in Affiliated Companies was $1,734,000,000 and the cost was $1,734,000,000 (See Note 9).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Euro Bund Futures, Put	7/21/17	163.50	EUR	138	13,800,000	EUR	$291,591
Euro Bund Futures, Put	7/21/17	162.00	EUR	138	13,800,000	EUR	138,703
Euro Bund Futures, Put	8/25/17	162.00	EUR	14	1,400,000	EUR	21,747
Euro Currency Futures, Call	8/4/17	$1.13		304	38,000,000		760,000
Euro Currency Futures, Put	8/4/17	1.11		152	19,000,000		11,400
Japanese Yen Futures, Call	7/7/17	90.00		702	877,500		114,075
Japanese Yen Futures, Put	7/7/17	88.00		307	383,750		23,025
Japanese Yen Futures, Put	7/7/17	89.00		60	75,000		25,500
U.S. Treasury 5-Year Notes Futures, Call	7/21/17	118.25		195	195,000		24,375
U.S. Treasury 5-Year Notes Futures, Call	7/21/17	118.75		783	783,000		30,586
U.S. Treasury 5-Year Notes Futures, Call	8/25/17	119.75		196	196,000		6,125
U.S. Treasury 5-Year Notes Futures, Put	7/21/17	118.00		983	983,000		376,305
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	129.00		14	14,000		875
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	128.00		378	378,000		53,156
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	127.00		754	754,000		223,844
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	126.50		552	552,000		232,875
U.S. Treasury 10-Year Notes Futures, Put	7/21/17	124.00		1,133	1,133,000		141,625
U.S. Treasury 10-Year Notes Futures, Put	7/21/17	125.50		475	475,000		237,500
U.S. Treasury Long-Term Bonds Futures, Call	7/21/17	160.00		149	149,000		9,312
U.S. Treasury Long-Term Bonds Futures, Call	7/21/17	158.00		187	187,000		26,297
U.S. Treasury Long-Term Bonds Futures, Call	7/21/17	159.00		373	373,000		34,969
U.S. Treasury Long-Term Bonds Futures, Call	7/21/17	157.00		953	953,000		208,469
U.S. Treasury Long-Term Bonds Futures, Call	8/25/17	158.00		92	92,000		44,562
U.S. Treasury Long-Term Bonds Futures, Call	8/25/17	157.00		1,977	1,977,000		1,359,188
U.S. Treasury Long-Term Bonds Futures, Put	7/21/17	152.00		416	416,000		260,000
U.S. Treasury Long-Term Bonds Futures, Put	7/21/17	155.50		189	189,000		434,109
U.S. Treasury Long-Term Bonds Futures, Put	7/21/17	155.00		618	618,000		1,207,031
U.S. Treasury Long-Term Bonds Futures, Put	8/25/17	151.00		286	286,000		277,063
Total Written Options (Premiums received — $6,581,926)							$6,574,307

Abbreviations used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	49

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

At June 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	2,471	3/18	$607,772,006	$608,113,100	$341,094
90-Day Eurodollar	8,714	12/18	2,134,582,795	2,139,287,000	4,704,205
British Pound	27	9/17	2,183,038	2,201,344	18,306
Canadian Dollar	4,664	9/17	347,857,293	360,247,360	12,390,067
Euro	3,684	9/17	521,853,738	528,055,350	6,201,612
Euro BTP	3,734	9/17	570,746,031	576,343,294	5,597,263
Euro-Bobl	254	9/17	38,597,565	38,206,962	(390,603)
Mexican Peso	7,072	9/17	190,578,024	192,676,640	2,098,616
U.S. Treasury 2-Year Notes	6,690	9/17	1,447,360,687	1,445,771,725	(1,588,962)
U.S. Treasury 5-Year Notes	60,341	9/17	7,130,716,495	7,110,338,335	(20,378,160)
U.S. Treasury 10-Year Notes	12,209	9/17	1,542,933,616	1,532,611,031	(10,322,585)
U.S. Treasury Ultra Long-Term Bonds	1,854	9/17	310,688,400	307,532,250	(3,156,150)
United Kingdom Long Gilt Bonds	24	9/17	3,991,478	3,925,166	(66,312)
					(4,551,609)
Contracts to Sell:
90-Day Eurodollar	7,172	9/17	1,768,787,891	1,768,704,850	83,041
90-Day Eurodollar	12,545	12/17	3,091,387,041	3,089,990,313	1,396,728
90-Day Eurodollar	1,574	6/18	387,252,922	387,066,275	186,647
90-Day Eurodollar	1,445	9/18	354,680,304	355,072,625	(392,321)
90-Day Eurodollar	6,521	12/19	1,590,910,757	1,596,911,387	(6,000,630)
Australian Dollar	1,519	9/17	113,995,458	116,583,250	(2,587,792)
Euro-Buxl	154	9/17	29,220,307	28,761,704	458,603
Euro-Bund	8,309	9/17	1,561,499,723	1,536,165,975	25,333,748
Japanese 10-Year Bonds	343	9/17	459,597,738	457,770,438	1,827,300
Japanese Yen	10,524	9/17	1,206,212,959	1,172,110,500	34,102,459
U.S. Treasury Long-Term Bonds	8,719	9/17	1,345,455,676	1,340,001,312	5,454,364
U.S. Treasury Ultra 10-Year Notes	5,672	9/17	764,818,018	764,656,500	161,518
					60,023,665
Net unrealized appreciation on open futures contracts					$55,472,056

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

At June 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,647,100	EUR	5,000,000	BNP Paribas	7/20/17	$(68,035)
USD	179,470,024	MXN	3,408,135,749	Bank of America N.A.	7/20/17	(7,871,580)
USD	86,343,586	MXN	1,620,556,855	Bank of America N.A.	7/20/17	(2,736,704)
BRL	613,610,000	USD	184,306,010	Barclays Bank PLC	7/20/17	314,377
BRL	24,973,700	USD	7,501,186	Barclays Bank PLC	7/20/17	12,795
CAD	484,376,285	USD	363,632,210	Barclays Bank PLC	7/20/17	9,993,201
CNY	1,574,197,056	USD	231,465,528	Barclays Bank PLC	7/20/17	536,439
EUR	17,000,000	USD	18,689,460	Barclays Bank PLC	7/20/17	741,998
EUR	25,700,000	USD	28,098,787	Barclays Bank PLC	7/20/17	1,277,005
EUR	15,300,000	USD	17,267,886	Barclays Bank PLC	7/20/17	220,426
GBP	41,248,000	USD	51,662,213	Barclays Bank PLC	7/20/17	2,087,051
INR	9,049,680,000	USD	138,947,950	Barclays Bank PLC	7/20/17	787,641
JPY	17,385,900,965	USD	159,240,712	Barclays Bank PLC	7/20/17	(4,566,985)
USD	225,982,925	CNY	1,574,197,056	Barclays Bank PLC	7/20/17	(6,019,042)
USD	142,159,638	EUR	133,386,288	Barclays Bank PLC	7/20/17	(10,304,481)
USD	24,715,920	EUR	21,950,000	Barclays Bank PLC	7/20/17	(373,521)
USD	443,448	JPY	50,000,000	Barclays Bank PLC	7/20/17	(1,377)
USD	186,868,265	TWD	5,688,270,000	Barclays Bank PLC	7/20/17	(211,322)
CNH	1,394,636,113	USD	204,537,085	Citibank N.A.	7/20/17	916,353
USD	200,493,978	CNH	1,394,636,113	Citibank N.A.	7/20/17	(4,959,460)
MXN	2,596,577,712	USD	135,668,038	Goldman Sachs Group Inc.	7/20/17	7,063,082
IDR	1,831,592,110,000	USD	137,043,929	JPMorgan Chase & Co.	7/20/17	158,725
MXN	200,000,000	USD	11,037,954	JPMorgan Chase & Co.	7/20/17	(44,166)
USD	229,809,789	CNY	1,574,197,056	Barclays Bank PLC	10/19/17	(927,521)
USD	203,196,053	CNH	1,394,636,113	Citibank N.A.	10/19/17	(983,396)
Total						$(14,958,497)

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
TWD	— Taiwan Dollar
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	51

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Core Plus Bond Fund

At June 30, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	295,460,000		3/29/19	3-Month LIBOR quarterly	1.597% semi-annually	—	$121,532
	404,740,000		10/17/19	3-Month LIBOR quarterly	1.138% semi-annually	—	(4,685,388)
	483,220,000		6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(137,103)	(762,986)
	275,310,000		6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	(6,993,727)
	50,110,000		3/31/22	3-Month LIBOR quarterly	2.054% semi-annually	—	275,482
	565,600,000		8/31/22	1.897% semi-annually	3-Month LIBOR quarterly	—	1,949,199
	882,632,000		11/30/22	1.900% semi-annually	3-Month LIBOR quarterly	—	4,233,686
	696,064,000		5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	236,825	29,443,204
	124,700,000		10/7/23	4.860% semi-annually	3-Month LIBOR quarterly	(4,705,199)	(15,972,160)
	274,580,000		6/13/26	1.573% semi-annually	3-Month LIBOR quarterly	34,828	14,896,607
	227,808,000		11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	(891,145)	5,400,329
	12,221,800,000	JPY	5/9/46	0.641% semi-annually	6-Month JPY LIBOR quarterly	—	5,468,375
Total						$(5,461,794)	$33,374,153

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$584,000	6/20/21	0.41%	1.000% quarterly	$13,200	$4,019	$9,181
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 1.550%, due 2/9/18)	21,430,000	3/20/24	0.74%	1.000% quarterly	343,146	(308,029)	651,175
Total	$22,014,000				$356,346	$(304,010)	$660,356

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.23 Index	$193,240,000	12/20/19	1.000% quarterly	$3,239,122	$1,423,853	$1,815,269
Markit CDX.NA.IG.25 Index	138,520,000	12/20/20	1.000% quarterly	2,831,612	127,033	2,704,579
Markit CDX.NA.IG.27 Index	303,230,000	12/20/21	1.000% quarterly	6,245,789	4,578,888	1,666,901
Markit CDX.NA.IG.28 Index	761,620,000	6/20/22	1.000% quarterly	14,143,123	12,926,485	1,216,638
Total	$1,396,610,000			$26,459,646	$19,056,259	$7,403,387

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Western Asset Core Plus Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.28 Index	$610,910,000	6/20/22	5.000% quarterly	$(41,898,346)	$(42,603,689)	$705,343

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	18,914,748	EUR	5/29/20	3-month EURIBOR- Reuters quarterly	Magnolia Finance X Ltd., 16-1HAA A due 05/29/20 quarterly	—	$54,391	[6]

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[6]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:
EUR	— Euro
JPY	— Japanese Yen

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	53

Statement of assets and liabilities (unaudited)

June 30, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $18,930,814,842)	$19,169,348,644
Investments in affiliated securities, at value (Cost — $1,734,000,000)	1,734,000,000
Foreign currency, at value (Cost — $35,924,402)	35,881,759
Cash	29,306,996
Receivable for securities sold	2,791,441,162
Receivable for Fund shares sold	180,255,211
Interest receivable	121,862,053
Deposits with brokers for open futures contracts	54,701,889
Deposits with brokers for centrally cleared swap contracts	49,625,707
Foreign currency collateral for open futures contracts, at value (Cost — $43,465,948)	44,237,031
Receivable from broker — variation margin on open futures contracts	29,919,264
Unrealized appreciation on forward foreign currency contracts	24,109,093
Deposits with brokers for OTC swap contracts	6,702,000
Receivable from broker — variation margin on centrally cleared swaps	5,265,861
Deposits with brokers for TBA securities	1,610,000
OTC swaps, at value (premiums received — $304,010)	410,737
Foreign currency collateral for open swap contracts, at value (Cost — $11,364)	10,296
Receivable for open OTC swap contracts	6,727
Prepaid expenses	339,679
Total Assets	24,279,034,109

Liabilities:
Payable for securities purchased	5,029,765,358
Payable for Fund shares repurchased	224,996,854
Unrealized depreciation on forward foreign currency contracts	39,067,590
Written options, at value (premiums received — $6,581,926)	6,574,307
Investment management fee payable	5,665,335
Distributions payable	5,500,748
Service and/or distribution fees payable	508,196
Directors’ fees payable	113,542
Accrued expenses	3,280,045
Total Liabilities	5,315,471,975
Total Net Assets	$18,963,562,134

Net Assets:
Par value (Note 7)	$1,610,088
Paid-in capital in excess of par value	18,814,861,806
Overdistributed net investment income	(22,775,359)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(152,063,239)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	321,928,838
Total Net Assets	$18,963,562,134

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Net Assets:
Class A	$915,926,124
Class C	$189,816,611
Class C1	$23,722,754
Class FI	$403,604,851
Class R	$174,631,782
Class I	$12,294,532,717
Class IS	$4,961,327,295

Shares Outstanding:
Class A	77,831,965
Class C	16,107,913
Class C1	2,015,081
Class FI	34,267,333
Class R	14,848,931
Class I	1,043,708,469
Class IS	421,308,158

Net Asset Value:
Class A (and redemption price)	$11.77
Class C*	$11.78
Class C1*	$11.77
Class FI (and redemption price)	$11.78
Class R (and redemption price)	$11.76
Class I (and redemption price)	$11.78
Class IS (and redemption price)	$11.78
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.29

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	55

Statement of operations (unaudited)

For the Six Months Ended June 30, 2017

Investment Income:
Interest from unaffiliated investments	$314,260,252
Interest from affiliated investments	1,381,269
Dividends	442,366
Total Investment Income	316,083,887

Expenses:
Investment management fee (Note 2)	35,761,823
Transfer agent fees (Note 5)	6,917,856
Service and/or distribution fees (Notes 2 and 5)	2,959,338
Fund accounting fees	511,058
Registration fees	413,950
Directors’ fees	256,977
Legal fees	232,268
Custody fees	211,445
Insurance	104,201
Commitment fees (Note 8)	81,545
Shareholder reports	55,512
Audit and tax fees	44,333
Fees recaptured by investment manager (Note 2)	24,009
Interest expense	2,469
Miscellaneous expenses	120,593
Total Expenses	47,697,377
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,289,898)
Net Expenses	43,407,479
Net Investment Income	272,676,408

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(86,774,231)
Futures contracts	27,365,700
Written options	84,969,189
Swap contracts	(13,023,330)
Forward foreign currency contracts	4,560,394
Foreign currency transactions	6,256,714
Net Realized Gain	23,354,436
Change in Net Unrealized Appreciation (Depreciation) From:
Investment in unaffiliated securities	467,168,208
Futures contracts	69,083,428
Written options	2,279,237
Swap contracts	(2,089,413)
Forward foreign currency contracts	(12,995,828)
Foreign currencies	2,212,960
Change in Net Unrealized Appreciation (Depreciation)	525,658,592
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	549,013,028
Increase in Net Assets From Operations	$821,689,436

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	2017	2016

Operations:
Net investment income	$272,676,408	$538,795,374
Net realized gain	23,354,436	112,149,747
Change in net unrealized appreciation (depreciation)	525,658,592	98,274,451
Increase in Net Assets From Operations	821,689,436	749,219,572

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(270,640,928)	(635,288,497)
Net realized gains	—	(161,680,296)
Decrease in Net Assets From Distributions to Shareholders	(270,640,928)	(796,968,793)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,596,555,341	6,991,323,688
Reinvestment of distributions	238,475,603	661,674,255
Cost of shares repurchased	(4,141,223,743)	(5,101,044,407)
Increase in Net Assets From Fund Share Transactions	693,807,201	2,551,953,536
Increase in Net Assets	1,244,855,709	2,504,204,315

Net Assets:
Beginning of period	17,718,706,425	15,214,502,110
End of period*	$18,963,562,134	$17,718,706,425
*Includes overdistributed net investment income of:	$(22,775,359)	$(24,810,839)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	57

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2017[2]	2016	2015	2014	2013	2012[3]

Net asset value, beginning of period	$11.42	$11.42	$11.63	$11.19	$11.67	$11.34

Income (loss) from operations:
Net investment income	0.16	0.33	0.30	0.35	0.31	0.21
Net realized and unrealized gain (loss)	0.35	0.18	(0.20)	0.46	(0.47)	0.34
Total income (loss) from operations	0.51	0.51	0.10	0.81	(0.16)	0.55

Less distributions from:
Net investment income	(0.16)	(0.40)	(0.31)	(0.37)	(0.32)	(0.22)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.16)	(0.51)	(0.31)	(0.37)	(0.32)	(0.22)

Net asset value, end of period	$11.77	$11.42	$11.42	$11.63	$11.19	$11.67
Total return[4]	4.45%[5]	4.42%	0.76%	7.36%	(1.34)%	4.88%

Net assets, end of period (000s)	$915,926	$825,234	$492,182	$277,366	$151,890	$162,174

Ratios to average net assets:
Gross expenses	0.83%[6,7]	0.82%	0.89%	0.78%	0.79%	0.81%[6]
Net expenses[8]	0.82 [6,7,9]	0.81 [9]	0.89	0.78	0.79	0.81 [6,9]
Net investment income	2.74 [6]	2.85	2.58	2.99	2.71	2.67 [6]

Portfolio turnover rate[10]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2017[2]	2016	2015	2014	2013	2012[3]

Net asset value, beginning of period	$11.43	$11.44	$11.65	$11.20	$11.68	$11.34

Income (loss) from operations:
Net investment income	0.12	0.25	0.23	0.26	0.22	0.14
Net realized and unrealized gain (loss)	0.35	0.16	(0.20)	0.47	(0.46)	0.36
Total income (loss) from operations	0.47	0.41	0.03	0.73	(0.24)	0.50

Less distributions from:
Net investment income	(0.12)	(0.31)	(0.24)	(0.28)	(0.24)	(0.16)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.12)	(0.42)	(0.24)	(0.28)	(0.24)	(0.16)

Net asset value, end of period	$11.78	$11.43	$11.44	$11.65	$11.20	$11.68
Total return[4]	4.17%[5]	3.59%	0.22%	6.53%	(2.09)%	4.45%

Net assets, end of period (000s)	$189,817	$186,415	$120,683	$53,446	$11,482	$6,146

Ratios to average net assets:
Gross expenses	1.53%[6]	1.52%	1.52%	1.53%[7]	1.59%	1.48%[6]
Net expenses[8]	1.53 [6]	1.52	1.52	1.53 [7,9]	1.57 [9]	1.48 [6,9]
Net investment income	2.02 [6]	2.13	1.99	2.26	1.97	1.89 [6]

Portfolio turnover rate[10]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2017[2]	2016	2015	2014	2013	2012[3]

Net asset value, beginning of period	$11.42	$11.43	$11.63	$11.18	$11.66	$11.67

Income (loss) from operations:
Net investment income	0.13	0.29	0.27	0.31	0.26	0.06
Net realized and unrealized gain (loss)	0.35	0.16	(0.20)	0.45	(0.47)	(0.01)
Total income (loss) from operations	0.48	0.45	0.07	0.76	(0.21)	0.05

Less distributions from:
Net investment income	(0.13)	(0.35)	(0.27)	(0.31)	(0.27)	(0.06)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.13)	(0.46)	(0.27)	(0.31)	(0.27)	(0.06)

Net asset value, end of period	$11.77	$11.42	$11.43	$11.63	$11.18	$11.66
Total return[4]	4.25%[5]	3.92%	0.63%	6.89%	(1.78)%	0.47%

Net assets, end of period (000s)	$23,723	$25,069	$27,662	$30,785	$33,072	$44,839

Ratios to average net assets:
Gross expenses	1.22%[6]	1.21%	1.20%	1.24%	1.24%	1.26%[6]
Net expenses[7]	1.22 [6,8]	1.21	1.20	1.24	1.24	1.26 [6,8]
Net investment income	2.34 [6]	2.46	2.29	2.65	2.24	2.22 [6]

Portfolio turnover rate[9]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	For the period October 4, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.43	$11.44	$11.64	$11.19	$11.67	$11.10

Income (loss) from operations:
Net investment income	0.16	0.34	0.31	0.36	0.31	0.32
Net realized and unrealized gain (loss)	0.35	0.15	(0.19)	0.45	(0.46)	0.59
Total income (loss) from operations	0.51	0.49	0.12	0.81	(0.15)	0.91

Less distributions from:
Net investment income	(0.16)	(0.39)	(0.32)	(0.36)	(0.33)	(0.34)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.16)	(0.50)	(0.32)	(0.36)	(0.33)	(0.34)

Net asset value, end of period	$11.78	$11.43	$11.44	$11.64	$11.19	$11.67
Total return[3]	4.54%[4]	4.21%	0.99%	7.35%	(1.32)%	8.25%

Net assets, end of period (000s)	$403,605	$405,912	$1,541,759	$1,853,440	$3,111,153	$2,934,467

Ratios to average net assets:
Gross expenses	0.83%[5]	0.83%	0.84%	0.81%	0.82%	0.75%
Net expenses[6]	0.83 [5,7]	0.83	0.84	0.80 [7]	0.77 [7]	0.73 [7]
Net investment income	2.73 [5]	2.88	2.64	3.12	2.74	2.79

Portfolio turnover rate[8]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.78%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.74%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 0.70%. These expense limitations did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2017[2]	2016	2015	2014	2013	2012[3]

Net asset value, beginning of period	$11.41	$11.41	$11.62	$11.18	$11.66	$11.34

Income (loss) from operations:
Net investment income	0.14	0.29	0.28	0.31	0.28	0.19
Net realized and unrealized gain (loss)	0.35	0.18	(0.21)	0.45	(0.48)	0.33
Total income (loss) from operations	0.49	0.47	0.07	0.76	(0.20)	0.52

Less distributions from:
Net investment income	(0.14)	(0.36)	(0.28)	(0.32)	(0.28)	(0.20)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.14)	(0.47)	(0.28)	(0.32)	(0.28)	(0.20)

Net asset value, end of period	$11.76	$11.41	$11.41	$11.62	$11.18	$11.66
Total return[4]	4.31%[5]	4.11%	0.62%	6.89%	(1.70)%	4.57%

Net assets, end of period (000s)	$174,632	$130,139	$52,969	$10,615	$1,292	$451

Ratios to average net assets:
Gross expenses	1.10%[6]	1.12%	1.14%[7]	1.27%[7]	1.33%[7]	1.24%[6]
Net expenses[8]	1.10 [6,9]	1.12	1.14 [7]	1.15 [7,9]	1.15 [7,9]	1.02 [6,9]
Net investment income	2.46 [6]	2.53	2.42	2.71	2.51	2.45 [6]

Portfolio turnover rate[10]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.43	$11.43	$11.64	$11.19	$11.67	$11.11

Income (loss) from operations:
Net investment income	0.18	0.38	0.35	0.39	0.34	0.35
Net realized and unrealized gain (loss)	0.35	0.17	(0.20)	0.46	(0.46)	0.58
Total income (loss) from operations	0.53	0.55	0.15	0.85	(0.12)	0.93

Less distributions from:
Net investment income	(0.18)	(0.44)	(0.36)	(0.40)	(0.36)	(0.37)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.18)	(0.55)	(0.36)	(0.40)	(0.36)	(0.37)

Net asset value, end of period	$11.78	$11.43	$11.43	$11.64	$11.19	$11.67
Total return[3]	4.64%[4]	4.79%	1.29%	7.68%	(1.07)%	8.44%

Net assets, end of period (000s)	$12,294,533	$12,190,850	$9,648,911	$7,498,783	$4,032,933	$4,787,737

Ratios to average net assets:
Gross expenses	0.52%[5]	0.52%	0.52%	0.49%	0.51%	0.46%
Net expenses	0.45 [5,6,7]	0.45 [6,7]	0.45 [6,7]	0.49 [6,7]	0.51	0.46 [6]
Net investment income	3.10 [5]	3.21	3.05	3.39	2.98	3.06

Portfolio turnover rate[8]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.42	$11.43	$11.64	$11.19	$11.67	$11.10

Income (loss) from operations:
Net investment income	0.18	0.38	0.36	0.40	0.35	0.35
Net realized and unrealized gain (loss)	0.36	0.16	(0.21)	0.46	(0.46)	0.59
Total income (loss) from operations	0.54	0.54	0.15	0.86	(0.11)	0.94

Less distributions from:
Net investment income	(0.18)	(0.44)	(0.36)	(0.41)	(0.37)	(0.37)
Net realized gains	—	(0.11)	—	—	—	—
Total distributions	(0.18)	(0.55)	(0.36)	(0.41)	(0.37)	(0.37)

Net asset value, end of period	$11.78	$11.42	$11.43	$11.64	$11.19	$11.67
Total return[3]	4.75%[4]	4.73%	1.32%	7.75%	(0.98)%	8.57%

Net assets, end of period (000s)	$4,961,327	$3,955,087	$3,330,335	$3,169,603	$2,407,529	$2,445,582

Ratios to average net assets:
Gross expenses	0.43%[5]	0.42%	0.42%[6]	0.43%	0.43%[6]	0.43%
Net expenses[7]	0.43 [5]	0.42	0.42 [6]	0.43 [8]	0.43 [6]	0.43 [8]
Net investment income	3.13 [5]	3.24	3.07	3.45	3.08	3.09

Portfolio turnover rate[9]	50%	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 136% for the six months ended June 30, 2017, 201%, 244%, 229%, 306% and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

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Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$1,708,564,793	$75,141,789	$1,783,706,582
Other corporate bonds & notes	—	3,438,861,076	—	3,438,861,076
Asset-backed securities	—	518,519,477	85,620,026	604,139,503
Collateralized mortgage obligations	—	2,127,582,418	37,470,977	2,165,053,395
Mortgage-backed securities	—	4,098,061,986	—	4,098,061,986
Non-U.S. Treasury inflation protected securities	—	86,375,235	—	86,375,235
Senior loans:
Health care	—	100,966,614	3,220,195	104,186,809
Other senior loans	—	590,371,743	—	590,371,743
Sovereign bonds	—	1,107,020,908	—	1,107,020,908
U.S. government & agency obligations	—	4,482,274,128	—	4,482,274,128
U.S. Treasury inflation protected securities	—	684,472,109	—	684,472,109
Common stocks	$75,760	—	—	75,760
Preferred stocks	12,948,261	—	—	12,948,261
Purchased options	11,801,149	—	—	11,801,149
Total long-term investments	24,825,170	18,943,070,487	201,452,987	19,169,348,644
Short-term investments†	—	1,734,000,000	—	1,734,000,000
Total investments	$24,825,170	$20,677,070,487	$201,452,987	$20,903,348,644
Other financial Instruments:
Futures contracts	100,355,571	—	—	100,355,571
Forward foreign currency contracts	—	24,109,093	—	24,109,093
OTC credit default swaps on corporate issues — sell protection‡	—	356,346	—	356,346
OTC total return swaps‡	—	54,391	—	54,391
Centrally cleared credit default swaps on credit indices — buy protection	—	705,343	—	705,343
Centrally cleared interest rate swaps	—	61,788,414	—	61,788,414
Centrally cleared credit default swaps on credit indices — sell protection	—	7,403,387	—	7,403,387
Total other financial instruments	$100,355,571	$94,416,974	—	$194,772,545
Total	$125,180,741	$20,771,487,461	$201,452,987	$21,098,121,189

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Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$6,574,307	—	—	$6,574,307
Futures contracts	44,883,515	—	—	44,883,515
Forward foreign currency contracts	—	$39,067,590	—	39,067,590
Centrally cleared interest rate swaps	—	28,414,261	—	28,414,261
Total	$51,457,822	$67,481,851	—	$118,939,673

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Staples	Financials	Industrials	Asset Backed Securities
Balance as of December 31, 2016	$369,952	$72,013,353	$4,200,230	$130,523,557
Accrued premiums/discounts	449	87,830	(13,296)	18,223
Realized gain (loss)[1]	—	(90,083)	182	281,006
Change in unrealized appreciation (depreciation)[2]	996	3,505,233	(34,915)	63,112
Purchases	—	—	—	—
Sales	(13,592)	(374,544)	(1,520,710)	(11,875,886)
Transfers into Level 3[3]	—	—	—	3,840,990
Transfers out of Level 3[4]	(357,805)	—	(2,631,491)	(37,230,976)
Balance as of June 30, 2017	—	$75,141,789	—	$85,620,026
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2017[2]	—	$3,505,233	—	$(2,505,783)

		Senior Loans
Investments in Securities	Collateralized Mortgage Obligations	Healthcare	Utilities	Total
Balance as of December 31, 2016	—	$3,224,255	$2,529,762	$212,861,109
Accrued premiums/discounts	—	(1,275)	(141)	91,790
Realized gain (loss)[1]	—	—	(15,959)	175,146
Change in unrealized appreciation (depreciation)[2]	—	(2,785)	35,217	3,566,858
Purchases	—	—	—	—
Sales	—	—	(2,548,879)	(16,333,611)
Transfers into Level 3[3]	$37,470,977	—	—	41,311,967
Transfers out of Level 3[4]	—	—	—	(40,220,272)
Balance as of June 30, 2017	$37,470,977	$3,220,195	—	$201,452,987
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2017[2]	—	$(2,785)	—	$996,665

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The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

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Notes to financial statements (unaudited) (cont’d)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

70	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (unaudited) (cont’d)

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(m) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

72	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2017, the total notional value of all OTC credit default swaps to sell protection was $22,014,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

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Notes to financial statements (unaudited) (cont’d)

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount.

74	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

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Notes to financial statements (unaudited) (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(p) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(q) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

76	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(t) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $39,067,590. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $6,702,000, which could be used to reduce the required payment.

At June 30, 2017, the Fund held collateral from JPMorgan Chase & Co. in the amount of $358,897. These amounts can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(u) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(v) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions

78	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(w) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(x) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(y) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(z) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

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Notes to financial statements (unaudited) (cont’d)

For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan monthly all of the management fee that it receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, so that the ratio of total annual fund operating expenses did not exceed 0.82%, 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the six months ended June 30, 2017, fees waived and/or expenses reimbursed amounted to $4,289,898.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I
Expires December 31, 2017	—	$5,842,508
Expires December 31, 2018	$45,617	7,457,713
Expires December 31, 2019	29,679	4,257,221
Total fee waivers/expense reimbursements subject to recapture	$75,296	$17,557,442

For the six months ended June 30, 2017, LMPFA recaptured $24,009 for Class A shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

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For the six months ended June 30, 2017, LMIS and its affiliates retained sales charges of $92,618 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$6,644	$46,714	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,308,588,513	$24,279,543,987
Sales	1,424,456,795	22,973,501,157

At June 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$530,773,972
Gross unrealized depreciation	(292,240,170)
Net unrealized appreciation	$238,533,802

During the six months ended June 30, 2017, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2016	381,443,305	$29,191,122
Options written	859,935,908	78,145,452
Options closed	(384,820,472)	(43,897,896)
Options exercised	—	—
Options expired	(856,546,223)	(56,856,752)
Written options, outstanding as of June 30, 2017	12,518	$6,581,926

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$6,006,617	$5,794,532	—	$11,801,149
Futures contracts[3]	45,544,511	54,811,060	—	100,355,571
OTC swap contracts[4]	54,391	—	$356,346	410,737

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	81

Notes to financial statements (unaudited) (cont’d)

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Centrally cleared swap contracts[5]	$61,788,414	—	$8,108,730	$69,897,144
Forward foreign currency contracts	—	$24,109,093	—	24,109,093
Total	$113,393,933	$84,714,685	$8,465,076	$206,573,694

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$5,640,307	$934,000	$6,574,307
Futures contracts[3]	42,295,723	2,587,792	44,883,515
Centrally cleared swap contracts[5]	28,414,261	—	28,414,261
Forward foreign currency contracts	—	39,067,590	39,067,590
Total	$76,350,291	$42,589,382	$118,939,673

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(24,286,053)	$(14,900,389)	—	$(39,186,442)
Written options	53,894,284	31,074,905	—	84,969,189
Futures contracts	30,853,254	(3,487,554)	—	27,365,700
Swap contracts	(9,566,486)	—	$(3,456,844)	(13,023,330)
Forward foreign currency contracts	—	4,560,394	—	4,560,394
Total	$50,894,999	$17,247,356	$(3,456,844)	$64,685,511

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

82	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(181,654)	$(2,093,123)	—	$(2,274,777)
Written options	2,227,419	51,818	—	2,279,237
Futures contracts	19,958,671	49,124,757	—	69,083,428
Swap contracts	(8,045,564)	—	$5,956,151	(2,089,413)
Forward foreign currency contracts	—	(12,995,828)	—	(12,995,828)
Total	$13,958,872	$34,087,624	$5,956,151	$54,002,647

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$15,171,424
Written options	17,958,434
Futures contracts (to buy)	12,784,341,196
Futures contracts (to sell)	9,242,673,775
Forward foreign currency contracts (to buy)	1,280,150,816
Forward foreign currency contracts (to sell)	1,299,069,634

Average Notional Balance
Interest rate swap contracts	$3,631,246,812
Credit default swap contracts (to buy protection)	271,863,657
Credit default swap contracts (to sell protection)	778,540,286
Total return swap contracts	21,974,265

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$11,801,149	—	$11,801,149
Futures contracts[5]	29,919,264	—	29,919,264
Centrally cleared swap contracts[5]	5,265,861	—	5,265,861
OTC swap contracts	410,737	$(245,390)	165,347
Forward foreign currency contracts	24,109,093	(113,507)	23,995,586
Total	$71,506,104	$(358,897)	$71,147,207

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	83

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$6,574,307	—	$6,574,307
Forward foreign currency contracts	39,067,590	$4,625,000	34,442,590
Total	$45,641,897	$4,625,000	$41,016,897

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,075,279	†	$628,393
Class C	919,014		94,812
Class C1	84,314	†	10,937
Class FI	503,790	†	305,470
Class R	376,941	†	133,638
Class I	—		5,725,994
Class IS	—		18,612
Total	$2,959,338		$6,917,856

†	The amounts shown are exclusive of expense reimbursements. For the six months ended June 30, 2017, the service and/or distribution fees reimbursed amounted to $40, $4, $2,116 and $838 for Class A, Class C1, Class FI and Class R shares, respectively.

For the six months ended June 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$29,719
Class C	—
Class C1	4

84	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

Waivers/Expense Reimbursements
Class FI	$2,116
Class R	838
Class I	4,257,221
Class IS	—
Total	$4,289,898

6. Distributions to shareholders by class

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$11,685,347	$24,221,043
Class C	1,839,658	4,479,589
Class C1	279,054	813,173
Class FI	5,450,799	38,684,006
Class R	1,836,721	2,938,476
Class I	180,640,120	423,880,946
Class IS	68,909,229	140,271,264
Total	$270,640,928	$635,288,497

Net Realized Gains:
Class A	—	$7,498,215
Class C	—	1,712,599
Class C1	—	234,819
Class FI	—	3,856,388
Class R	—	1,145,929
Class I	—	111,242,403
Class IS	—	35,989,943
Total	—	$161,680,296

7. Capital shares

At June 30, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,587,805	$249,552,581	50,692,564	$591,902,149
Shares issued on reinvestment	718,680	8,342,455	1,999,403	23,197,219
Shares repurchased	(16,762,380)	(192,846,791)	(23,500,702)	(274,707,339)
Net increase	5,544,105	$65,048,245	29,191,265	$340,392,029

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	85

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	2,750,006	$31,919,643	8,373,825	$97,990,597
Shares issued on reinvestment	106,535	1,238,752	342,295	3,969,846
Shares repurchased	(3,055,849)	(35,371,609)	(2,961,861)	(34,532,428)
Net increase (decrease)	(199,308)	$(2,213,214)	5,754,259	$67,428,015

Class C1
Shares sold	12,659	$146,267	58,114	$675,945
Shares issued on reinvestment	22,936	266,278	85,244	989,142
Shares repurchased	(215,609)	(2,493,342)	(369,412)	(4,313,122)
Net decrease	(180,014)	$(2,080,797)	(226,054)	$(2,648,035)

Class FI
Shares sold	6,744,168	$78,136,420	22,009,008	$257,706,257
Shares issued on reinvestment	465,073	5,402,552	3,625,181	42,367,905
Shares repurchased	(8,468,880)	(98,244,117)	(124,934,752)	(1,488,042,706)
Net decrease	(1,259,639)	$(14,705,145)	(99,300,563)	$(1,187,968,544)

Class R
Shares sold	4,399,460	$50,863,774	8,201,184	$95,781,619
Shares issued on reinvestment	139,655	1,621,294	301,534	3,491,581
Shares repurchased	(1,097,341)	(12,702,730)	(1,736,469)	(20,261,659)
Net increase	3,441,774	$39,782,338	6,766,249	$79,011,541

Class I
Shares sold	243,725,588	$2,821,209,444	408,118,832	$4,770,832,145
Shares issued on reinvestment	13,793,236	160,295,886	37,255,677	433,030,827
Shares repurchased	(280,627,011)	(3,238,122,881)	(222,594,994)	(2,592,633,156)
Net increase (decrease)	(23,108,187)	$(256,617,551)	222,779,515	$2,611,229,816

Class IS
Shares sold	118,167,488	$1,364,727,212	100,298,924	$1,176,434,976
Shares issued on reinvestment	5,273,952	61,308,386	13,307,342	154,627,735
Shares repurchased	(48,343,709)	(561,442,273)	(58,808,170)	(686,553,997)
Net increase	75,097,731	$864,593,325	54,798,096	$644,508,714

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market

86	Western Asset Core Plus Bond Fund 2017 Semi-Annual Report

rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended June 30, 2017, the Fund incurred a commitment fee in the amount of $81,545. The Fund did not utilize the Redemption Facility during the six months ended June 30, 2017.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended June 30, 2017. The following transactions were effected in shares of such companies for the six months ended June 30, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$2,256,200,000	2,256,200,000	$522,200,000	522,200,000	—	$1,381,269	—	$1,734,000,000

10. Deferred capital losses

As of December 31, 2016, the Fund had deferred capital losses of $143,541,590, which have no expiration date, that will be available to offset future taxable capital gains.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Core Plus Bond Fund 2017 Semi-Annual Report	87

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012826 8/17 SR17-3142

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 23, 2017